UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SecureWorks Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
May 8, 2020
Dear fellow stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to SecureWorks Corp.’s 2020 Annual Meeting of Stockholders. The meeting will be held virtually on Thursday, June 18, 2020, at 11:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2020, where you may listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice regarding the availability of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 31, 2020 and other materials via the internet. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. A paper or electronic copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.
You may visit investors.secureworks.com to access various web-based reports, executive messages and timely information on our global business.
Whether or not you plan to attend the annual meeting, please submit your proxy for your shares of Class A common stock or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.
If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.
Sincerely,
Michael S. Dell
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of SecureWorks Corp.:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of SecureWorks Corp., or Secureworks, will be held virtually on Thursday, June 18, 2020, at 11:00 a.m., Eastern Time. The annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2020, where you will be able to listen to the annual meeting live, submit questions and vote online. The annual meeting is being held for the following purposes:
1.
To elect to the Board of Directors the two nominees specified in the accompanying proxy statement to serve as Class I directors, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Secureworks’ independent registered public accounting firm for the fiscal year ending January 29, 2021
In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
The holders of record of Secureworks’ outstanding Class A common stock and Class B common stock as of the close of business on April 23, 2020, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.
We encourage you to access the annual meeting before the start time of 11:00 a.m., Eastern Time, on June 18, 2020. Please allow ample time for online check-in, which will begin at 10:45 a.m., Eastern Time, on June 18, 2020. A complete list of stockholders entitled to vote at the annual meeting will be available at the website listed above using the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit a proxy for your shares of Class A common stock or voting instructions via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Secureworks’ Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which is our annual report to stockholders for our 2020 fiscal year.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.
If a bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.
By Order of the Board of Directors
George B. Hanna
Corporate Secretary
May 8, 2020

YOUR VOTE IS IMPORTANT

  Whether or not you plan to attend Secureworks’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under stock exchange rules, if you hold your shares of Class A common stock through a bank, brokerage firm or other nominee, your nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

  We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 3 of the accompanying proxy statement.

2020 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

SECUREWORKS CORP.
PROXY STATEMENT SUMMARY
SUMMARY INFORMATION
This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Secureworks’ Annual Report on Form 10-K for the fiscal year ended January 31, 2020.
The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 8, 2020. On or about May 12, 2020, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Secureworks,” “we,” “us,” “our” and “Company” in this proxy statement refer to SecureWorks Corp.
Annual Meeting of Stockholders
•	Date:	Thursday, June 18, 2020
•	Time:	11:00 a.m., Eastern Time
•	Record Date:	April 23, 2020
•	Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2020, where you will be able to listen to the meeting live, submit questions and vote online.
•	Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Call the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.
See the instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
Meeting Proposals and Voting Recommendations
Meeting Proposal	Board Recommendation	Page
Election of the Class I director nominees specified in this proxy statement	FOR ALL NOMINEES	11
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2021	FOR	26
The holders of our Class A common stock and Class B common stock will vote as a single class on all proposals to be acted on at the meeting.
Election of Director Nominees (Proposal 1)
The Board of Directors is asking you to vote “FOR” election of each of the director nominees listed below to serve as Class I directors. Each nominee will be elected to serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified.
Each nominee currently serves as a member of the Board of Directors as a Class I director. Set forth below is summary information about each director nominee.
Nominee and Principal Occupation	Age	Director Since	Director Class	Independent	Current Committee Membership
Michael R. Cote Chief Executive Officer of SecureWorks Corp.	59	2015	I
Yagyensh C. (Buno) Pati Chief Executive Officer of Infoworks.io	56	2016	I	√	Audit Compensation (Chair) Nominating and Governance
Ratification of Independent Registered Public Accounting Firm (Proposal 2)
The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending January 29, 2021. All PwC fees incurred in connection with professional services rendered to Secureworks during our fiscal year ended January 31, 2020 and our fiscal year ended February 2, 2019 are summarized under “Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.”
Stockholder Proposals for 2021 Annual Meeting of Stockholders
•	Deadline for stockholder proposals to be included in our 2021 proxy statement: January 12, 2021
•	Deadline for proposed business and nominations for director that will not be included in our 2021 proxy statement: February 18, 2021 – March 20, 2021
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders To Be Held on Thursday, June 18, 2020:

The accompanying notice of the 2020 Annual Meeting of Stockholders, proxy statement, form of proxy card and Secureworks Annual Report on Form 10-K for the fiscal year ended January 31, 2020 are available electronically on our website at investors.secureworks.com
and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following summary briefly answers some questions you may have about the 2020 Annual Meeting of Stockholders, or the annual meeting. This summary may not address all questions that could be important to you as a Secureworks stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.
Q:	Why am I receiving these materials?
A:
You are receiving these proxy materials in connection with the solicitation of proxies for our Class A common stock on behalf of our Board of Directors for use at the 2020 Annual Meeting of Stockholders, which will take place on Thursday, June 18, 2020, at 11:00 a.m., Eastern Time. As a stockholder as of the close of business on April 23, 2020, which is the record date fixed by the Board of Directors, you are invited to attend the online annual meeting and are entitled and urged to vote your shares on the proposals described in this proxy statement for which you are entitled to vote.

Q:	What information is contained in these materials?
A:	These materials include
•	our notice of the annual meeting of stockholders;
•	our proxy statement for the annual meeting; and
•
our Annual Report on Form 10-K for our fiscal year ended January 31, 2020, or Fiscal 2020, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card for your shares of Class A common stock or a voting instruction form.
Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A:
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting and how to vote online at the annual meeting.

Q:	Why did some stockholders not receive a Notice in the mail?
A:	Some Secureworks stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.
In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.
Q:	How do I access the proxy materials or request a paper or electronic copy if I received a Notice?
A:
The Notice you received from Secureworks or your bank, brokerage firm or other nominee provides instructions regarding how to view Secureworks’ proxy materials for the annual meeting online. As explained in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16-digit control number contained in your Notice. The proxy statement and our Annual Report on Form 10-K for Fiscal 2020 are also available electronically on our website at investors.secureworks.com.
A paper or e-mail copy of the materials may be requested (free of charge) using one of the methods described in the Notice.
Q:	What proposals will be voted on at the annual meeting?
A:	Stockholders will vote on two proposals at the annual meeting:
•
Proposal 1 - To elect to the Board of Directors the two nominees specified in this proxy statement as Class I directors, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified

•	Proposal 2 - To ratify the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending January 29, 2021
Q:	How does the Board of Directors recommend that I vote on these proposals?
A:	The Board of Directors unanimously recommends that you vote your shares:
•	“FOR” the election of each of the Board’s director nominees, as described in Proposal 1
•	“FOR” the ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending January 29, 2021, as described in Proposal 2
Q:	Who is entitled to vote at the annual meeting?
A:
Holders of record of our Class A common stock and of our Class B common stock as of the close of business on April 23, 2020, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investorrelations@secureworks.com or call our Investor Relations department at (404) 639-9191 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/SCWX2020 and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice.
Q:	What constitutes a quorum for the annual meeting?
A:
To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of shares of our common stock representing a majority in voting power of the shares of our common stock outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Q:	How many shares may be voted at the annual meeting?
A:	As of the record date for the annual meeting, 82,119,947 shares of common stock are outstanding and entitled to vote at the meeting.
Secureworks has issued and outstanding shares of two series of common stock entitled to vote at the annual meeting:
•	Class A common stock, of which 12,119,947 shares are outstanding as of the record date
•	Class B common stock, of which 70,000,000 shares are outstanding as of the record date

Our Class A common stock is listed on the Nasdaq Global Select Market of The Nasdaq Stock Market LLC, or Nasdaq, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. Our Class B common stock is not listed on any securities exchange or registered under the Exchange Act.
Q:	What shares may I vote and what are the voting rights of the holders of Secureworks’ common stock?
A:	You may vote all of the shares of Secureworks’ common stock owned by you as of the close of business on the record date.
•	Each share of Class A common stock is entitled to one vote per share.
•	Each share of Class B common stock is entitled to ten votes per share.
Stockholders are not entitled to cumulate their votes in the election of directors.
The holders of shares of both outstanding series of common stock will vote together as a single class on all proposals to be acted on at the annual meeting. Of the total number of votes that may be cast at the annual meeting, the outstanding Class A common stock is entitled to approximately 1.7% of the votes and the outstanding Class B common stock is entitled to approximately 98.3% of the votes.
Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?
A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Secureworks common stock depends on how you hold your shares:
•
Stockholder of Record: If you hold shares directly in your name on records maintained by Secureworks’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares. The proxy materials or Notice have been sent directly to you by Secureworks, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•
Beneficial Owner: If your shares of Class A common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares using one of the methods described on the voting instruction form.

Q:	May I attend the annual meeting? What do I need in order to attend the meeting?
A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/SCWX2020. To access the annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your voting instruction form.

We encourage you to access the annual meeting before the start time of 11:00 a.m., Eastern Time, on June 18, 2020. Please allow ample time for online check-in, which will begin at 10:45 a.m., Eastern Time, on June 18, 2020.
Q:	Why is the annual meeting a virtual, online meeting?
A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	How may I vote my shares at the virtual annual meeting?
A:
If you hold shares of Secureworks common stock as the stockholder of record, you have the right to vote those shares at the virtual annual meeting. If you are a beneficial owner and hold shares of Secureworks common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/SCWX2020 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice.
Even if you plan to attend the virtual annual meeting, we encourage you to submit a proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.
Q:	How may I vote my shares without attending the annual meeting?
A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit a proxy or voting instructions before the meeting by the method or methods described below:
•
If you received a Notice by mail: You may access the proxy materials and voting instructions electronically over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16-digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•
If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions electronically over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16-digit control number provided in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?
A:
If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time, on Wednesday, June 17, 2020.

If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.
Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?
A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the answer to the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Secureworks requesting that your prior proxy be revoked, as described below.

•	Stockholders of Record: If you are a stockholder of record, you may revoke a proxy by:
•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;
•	submitting a later proxy via the internet or by telephone before 11:59 p.m., Eastern Time, on June 17, 2020;
•	providing written notice of your revocation to our Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary; or
•	voting online at the annual meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.
•	Beneficial Owners: If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:
•	submitting new voting instructions in the manner stated in the voting instruction form; or
•
voting your shares online at the annual meeting (you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, broker or other nominee and are not required to take any additional action to obtain a legal proxy).

Only the latest dated voting instruction form you submit will be counted.
Q:	How do I elect to receive future proxy materials electronically?
A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future Secureworks proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?
A:
If your shares of Class A common stock are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?
A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.
•	Stockholders of Record: If you sign and submit a proxy to Secureworks but do not indicate any voting instructions, your shares will be voted as follows:
•	“FOR” the election of each director nominee specified in Proposal 1
•	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)
If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.
•
Beneficial Owners: A bank, brokerage firm or other nominee that holds shares of Class A common stock for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered “routine” in nature. The ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending January 29, 2021 in Proposal 2 is the only proposal to be acted on at the annual meeting that is considered “routine.” Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote the shares it holds for a beneficial owner on any proposal that is considered “non-routine,” which for the annual meeting is Proposal 1 (election of directors).

Consequently, if you hold your shares of Secureworks common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposal (Proposal 1) and will not affect the outcome of the vote for such non-routine proposal (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), you must instruct your bank, brokerage firm or other nominee how to vote your shares.
Q:	What vote is required to approve each of the proposals?
A:	The voting requirements for approval of the proposals at the annual meeting, assuming a quorum is present or represented at the meeting, are as follows:
Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of Class I directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority in voting power of shares present and entitled to vote on the proposal	Yes
Q:	What effect do abstentions and broker non-votes have on the proposals?
A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:
•
Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm).

•
Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2 (ratification of appointment of independent registered public accounting firm). Broker non-votes will have no effect on the outcome of the vote on Proposal 1 (election of directors). A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Class A common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered “routine.” However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on, or your nominee abstains with respect to, Proposal 2, your shares will constitute broker non-votes with respect to Proposal 1 because this is a non-routine proposal.

Q:	How will the voting power of the Class B common stock held by our principal stockholder affect approval of the proposals being voted on at the annual meeting?
A:
By reason of its ownership of our Class B common stock representing a majority of the total voting power represented by all of the outstanding shares of the Class A common stock and the Class B common stock, Dell Technologies Inc., or Dell Technologies (acting through its indirect wholly-owned subsidiary), has the ability to elect all director nominees and to approve the ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending January 29, 2021. We expect that Dell Technologies will vote “FOR” Proposals 1 and 2.

•
As indicated above, each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. The holders of our Class A common stock and Class B common stock will vote together as a single class on all proposals to be acted on at the annual meeting.

•
As of the record date for the annual meeting, Dell Technologies, our ultimate parent company and controlling stockholder, beneficially owned (through an indirect wholly-owned subsidiary) all of the outstanding Class B common stock, representing approximately 85.2% of the outstanding shares of our common stock, or approximately 98.3% of the total voting power of the outstanding shares of our common stock.

Q:	What happens if additional matters are presented at the annual meeting?
A:
If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. Other than the proposals described in this proxy statement, as of the date of this proxy statement, Secureworks has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?
A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.
Q:	Where can I find the voting results of the annual meeting?
A:
Secureworks will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Secureworks files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:
Secureworks will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Secureworks or its subsidiaries, without additional compensation. Secureworks will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Secureworks’ Annual Report on Form 10-K available electronically?
A:
Yes. Copies of the proxy materials for the annual meeting and Secureworks’ Annual Report on Form 10-K for Fiscal 2020, which is our annual report to stockholders for the fiscal year, are available without exhibits at investors.secureworks.com, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:
How may I propose matters for inclusion in Secureworks’ proxy materials for the 2021 Annual Meeting of Stockholders or for consideration at the 2021 Annual Meeting of Stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Secureworks’ proxy materials for the 2021 Annual Meeting of Stockholders or for consideration at the 2021 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of applicable deadlines, see “Additional Information - Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What are the implications of Secureworks being an “emerging growth company”?
A:
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. For so long as we remain an emerging growth company, we are permitted to rely, and currently intend to continue to rely, on certain provisions of the JOBS Act that contain exceptions to and exemptions from disclosure and other requirements that otherwise are applicable to companies that file periodic reports with the SEC. Among other provisions, the JOBS Act permits us to include reduced disclosure regarding executive compensation in this proxy statement and our other SEC filings and provides an exemption from the requirement to hold a non-binding, advisory vote on executive compensation and stockholder approval of any golden parachute arrangements not previously approved.
Q:	What is “householding” and how does it affect me?
A:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information - Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Secureworks’ principal executive offices?
A:	The mailing address of our principal executive offices is One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328.
Q:	Who can help answer my other questions or help me if I need other assistance?
A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.

If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.

PROPOSAL 1 - ELECTION OF DIRECTORS
Upon the recommendation of our Nominating and Governance Committee, consisting exclusively of independent directors, the Board of Directors has nominated Michael R. Cote and Yagyensh C. (Buno) Pati for election to the Board as Class I directors at this annual meeting. Stockholders are being asked to vote for the election of the two nominees to the Board. Each nominee is currently serving as a Class I director. The directors to be elected at this annual meeting will serve a three-year term until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified.
Director Classes
As of the date of this proxy statement, our Board of Directors is composed of six members. Our certificate of incorporation provides that the number of directors will be fixed by resolution of the Board of Directors and may be no fewer than three directors or more than 15 directors.
The Board of Directors is divided into the following three classes that serve staggered three-year terms:
•	Class I directors, whose term will expire at this 2020 Annual Meeting of Stockholders
•	Class II directors, whose term will expire at the 2021 Annual Meeting of Stockholders
•	Class III directors, who were elected at last year’s annual meeting and whose term will expire at the 2022 Annual Meeting of Stockholders
The following directors currently serve on the Board of Directors:
•	Michael R. Cote and Yagyensh C. (Buno) Pati serve as Class I directors
•	Pamela Daley and Kyle Paster serve as Class II directors
•	Michael S. Dell and Mark J. Hawkins serve as Class III directors
Kyle Paster was elected as a director by the Board of Directors effective on May 7, 2020 to fill the vacant directorship resulting from the resignation of Egon Durban as a Class II director effective on the same date.
Directors of each class hold office until the annual meeting for the year in which their term expires (as indicated above) and until their successors are elected and qualified, subject to the prior death, resignation, retirement, disqualification or removal of a director from office. The number of directors in each class may be changed only by resolution adopted by the affirmative vote of a majority of the authorized number of directors. Any additional directorships resulting from any increase in the number of directors will be distributed among the three classes so as to ensure that the classes are as nearly equal in number as permitted according to the number of then-authorized directors.
Director Nominees
Each director nominee has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this proxy statement. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of Class A common stock for which they have received validly executed proxies for any substitute nominee proposed by the Board of Directors, unless the Board of Directors chooses to reduce the number of directors on the Board in accordance with our certificate of incorporation.
Biographical and qualification information about each nominee is included under “Directors Standing for Election.” The Board’s recommendation of its director nominees is based on its carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Secureworks’ strategy and operations, make them suitable candidates to serve on the Board.
The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for Class I director.
Director Qualifications and Information
Director Qualifications – The Board of Directors believes that, as set forth in our Corporate Governance Principles, individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members that are important to our business and our future:
•
Leadership Experience - Secureworks seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing our current and future leaders.

•
Industry Experience - Secureworks also seeks directors who have relevant industry experience. We value experience in our high-priority areas, including new or expanding services and solutions, client segments or geographies, organic and inorganic growth strategies and existing and new technologies; deep or unique understanding of Secureworks’ business environments; and experience with, exposure to, or reputation among a broad subset of our client base.

•
Financial Experience - Secureworks believes that all directors should possess an understanding of finance and related corporate reporting processes. We also seek directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for service on the Audit Committee.

•
International Experience - Secureworks seeks directors with a global mindset and experience in emerging markets to help guide our growth. In addition, we seek directors with operational experience to understand the competitive dynamics of our business strategy and execution and key business processes.

•
Diversity of Background - A current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. While the Board of Directors has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Nominating and Governance Committee takes into consideration a broad range of factors, including a candidate’s gender, age, race and ethnicity.

Director Matrix - The Nominating and Governance Committee selects, evaluates and recommends to the full Board of Directors qualified candidates for election or appointment to the Board. The following matrix outlines specific qualifications and attributes through which our directors bring to the Board a diversity of experience, background and international perspective and allows the committee to identify areas of expertise and experience that may benefit the Board of Directors in the future as well as gaps in those areas that may arise as directors retire. The matrix below shows how the current directors (including the nominees for election at this annual meeting) contribute the various skills, experiences, diversity and perspectives that the Board and the Nominating and Governance Committee consider important.
	Leadership			Financial		International	Diversity
Name	Security Industry	Chief Executive Officer Experience	Financial Literacy	Audit Committee Financial Expert	Chief Financial Officer Experience	Global Mindset, Emerging Markets, Operational Experience	Gender	Ethnicity
Michael R. Cote	X	X	X		X	X
Pamela Daley			X			X	X
Michael S. Dell	X	X	X			X
Kyle Paster			X			X
Mark J. Hawkins			X	X	X	X
Yagyensh C. (Buno) Pati		X	X			X		X

Set forth below is biographical information, as of May 1, 2020, about the persons whom the Board of Directors has nominated for election at the annual meeting and the continuing directors, including the qualifications, experience and skills the Board considered in determining that each such person should serve as a director:
Directors Standing for Election
Michael R. Cote Class I Director Term expires: 2020 Annual Meeting Age: 59 Director since May 2015
Mr. Cote has served as our Chief Executive Officer since May 2015. He served as our General Manager and as Vice President of Dell Inc. from our acquisition by Dell Inc. in February 2011 until May 2015 and as our President from May 2015 until April 2020. Before our acquisition by Dell Inc., Mr. Cote had served as our Chairman, President and Chief Executive Officer since February 2002. From January 2000 to January 2002, Mr. Cote was Chief Financial Officer of Talus Solutions, Inc., a pricing and revenue management software firm acquired in December 2000 by Manugistics Group, Inc., a public supply chain management software company. From February 1997 until September 1999, Mr. Cote served as Chief Operating Officer and Chief Financial Officer of MSI Solutions Inc., a web application development and systems integration company that was acquired in September 1999 by Eclipsys Corporation, a public healthcare software company. From April 1993 to January 1997, Mr. Cote served as the Chief Financial Officer of Medaphis Corporation, or Medaphis (subsequently acquired by Per-Se Technologies, Inc.), a provider of financial and administrative healthcare solutions, where he managed numerous acquisitions and equity offerings. He served as the Controller of Medaphis from March 1992 until April 1993. Before March 1992, Mr. Cote served in various international assignments with KPMG LLP, an independent registered public accounting firm. Mr. Cote serves on the board of directors of Children’s Healthcare of Atlanta, the board of regents of Boston College and the board of trustees of Marist School.

Director Qualifications

Leadership Experience - Principal executive officer of Secureworks since 2002

Finance Experience - Broad finance experience as former chief financial officer of multiple companies in the information technology industry

Yagyensh C. (Buno) Pati Class I Director Term expires: 2020 Annual Meeting Age: 56 Director since September 2016 Board committees: • Audit • Compensation (Chair) • Nominating and Governance
Mr. Pati currently serves as the Chief Executive Officer of Infoworks.io, an enterprise software company, has served as its Chairman from its inception and served as its Executive Chairman from September 2017 through January 2019. Mr. Pati also has been a Partner of Centerview Capital Technology, or Centerview, a private investment firm, since May 2016. At Centerview, Mr. Pati’s investment focus is on cybersecurity and data and analytics. Previously, Mr. Pati served as an Advisor to Centerview from June 2014 to May 2016. Before his association with Centerview, Mr. Pati founded Numerical Technologies, Inc., a company that redefined how integrated circuits are designed and manufactured, and served as the company’s Chief Executive Officer from October 1995 to August 2002 and as Chairman from August 2002 to March 2003, when the company was acquired by Synopsys, Inc. He helped launch Nexus Venture Partners, a pioneer in Indian venture capital, and has served as Advisor to that firm since January 2012. Mr. Pati also founded Sezmi Corporation, a company that developed and marketed video services offerings for telecommunications service providers, and served as Chief Executive Officer and a director of the company from June 2006 to December 2011.

Director Qualifications

Leadership Experience - Founder and CEO of two technology companies; experience as chairman or advisor to several other companies

Industry Experience - Extensive knowledge of hardware and software technologies; specialization in technology investment in cybersecurity and data and analytics sectors

In selecting Mr. Pati for service on the Board of Directors, the Board also considered Mr. Pati’s ethnic background in the context of the Board’s policy objective emphasizing diversity of background.

Continuing Directors
Pamela Daley Class II Director Term expires: 2021 Annual Meeting Age: 67 Director since April 2016 Board committees: • Audit • Nominating and Governance (Chair)
Before her retirement in January 2014 from the General Electric Company, or GE, one of the world’s largest infrastructure and financial services companies, Ms. Daley served with GE in a number of roles, including Senior Vice President and Senior Advisor to the Chairman from April 2013 to January 2014, Senior Vice President of Corporate Business Development from August 2004 to March 2013 and Vice President and Senior Counsel for Transactions from 1991 to July 2004. As Senior Vice President for Corporate Business Development, Ms. Daley was responsible for GE’s merger, acquisition and divestiture activities worldwide. Before she joined GE in 1989 as Tax Counsel, Ms. Daley was a partner at Morgan, Lewis & Bockius, an international law firm, where she specialized in domestic and cross-border tax-oriented financings and commercial transactions. Ms. Daley also serves as a director of BlackRock, Inc., a global asset management company, and BP plc, one of the five integrated supermajors in oil and gas and energy. She was a director of BG Group plc, an international gas and oil company traded on the London Stock Exchange, until BG Group was acquired by Royal Dutch Shell plc in February 2016. Ms. Daley was also a director of Patheon N.V., a global pharmaceutical contract development and manufacturing organization, until August 2017, when Patheon was acquired by Thermo Fisher Scientific Inc.

Director Qualifications

Leadership Experience - Over 20 years of service as an executive with GE

Strategic and Transactional Experience - Over 35 years of experience in leadership development, international operations, transactions, business development and global strategy

In selecting Ms. Daley for service on the Board of Directors, the Board also considered Ms. Daley’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Michael S. Dell Class III Director Term expires: 2022 Annual Meeting Age: 55 Director since December 2015
Mr. Dell has served as a director and our non-executive Chairman of the Board since December 11, 2015. Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell also served as Chief Executive Officer of Dell Inc. from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company, which is a public majority-owned subsidiary of Dell Technologies. He was a director of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud-native platform, from September 2016 until it merged with VMware, Inc. in December 2019. See “- Settlement of SEC Proceeding with Mr. Dell” below for information about legal proceedings to which Mr. Dell has been a party.

Director Qualifications

Leadership Experience - Founder of Dell Inc. and Chairman of the Board and CEO of Dell Technologies

Industry Experience - Deep knowledge of new and existing technologies and the information technology industry

Kyle Paster Class II Director Term expires: 2021 Annual Meeting Age: 33 Director since May 2020
Mr. Paster is a Director of Silver Lake, a global private equity firm, where he has worked since July 2011. Previously, he worked in the Technology Investment Banking Group at Credit Suisse in San Francisco from July 2009 to June 2011. Mr. Paster currently serves on the board of directors of ServiceMax, Inc., a cloud-based field service management software company.

Director Qualifications

Industry and Finance Experience - Strong experience in technology and finance

Mark J. Hawkins Class III Director Term expires: 2022 Annual Meeting Age: 61 Director since April 2016 Board committees: • Audit (Chair) • Compensation
Mr. Hawkins has served as President of Salesforce.com, Inc., a provider of enterprise cloud computing solutions with a focus on customer relationship management, since August 2016 and as Chief Financial Officer since August 2014. He served as Executive Vice President of Salesforce.com from August 2014 to August 2016. Mr. Hawkins previously served as Chief Financial Officer, Executive Vice President and Principal Financial Officer of Autodesk, Inc., a provider of three-dimensional design, engineering and entertainment software, from April 2009 to July 2014. From April 2006 to April 2009, Mr. Hawkins served as Chief Financial Officer and Senior Vice President of Finance & Information Technology at Logitech International S.A., a global provider of personal computer and tablet accessories. From January 2000 to March 2006, Mr. Hawkins served as Vice President of Finance for Dell Inc.’s Worldwide Procurement and Logistics organization, as well as Vice President of Finance for Dell Inc.’s U.S. Home Segment. Before joining Dell Inc., Mr. Hawkins spent nearly 19 years at Hewlett-Packard Company, a global IT company, where he held a variety of finance and business management roles.

Director Qualifications

Finance Experience - More than 30 years of experience with leading finance organizations at global software and technology companies

Leadership and Industry Experience - Experience and expertise in finance, information technology and global operations

Settlement of SEC Proceeding with Mr. Dell - On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.’s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC’s complaint, as is consistent with common SEC practice. The SEC’s allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.’s commercial relationship with Intel Corporation before fiscal year 2008. Mr. Dell’s settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell’s settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act of 1933 and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 under the Exchange Act. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell’s continued service as an officer or director of Dell Inc.

Corporate Governance
Corporate Governance Principles - The Board of Directors is committed to achieving business success and enhancing long-term stockholder value with the highest standards of ethics. The Board of Directors maintains Secureworks’ Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on the Company’s website at investors.secureworks.com in the Governance section under Documents & Charters.
Controlled Company Status - The Class A common stock is listed on the Nasdaq Global Select Market under the ticker symbol “SCWX.” Accordingly, Secureworks is subject to certain additional governance requirements under the Nasdaq rules.
Secureworks is a “controlled company” under Nasdaq rules. As a result, it qualifies for an exemption from, and is entitled to elect not to comply with, certain corporate governance requirements under the Nasdaq rules, including the requirements that Secureworks have a board of directors that is composed of a majority of “independent directors,” as defined under the Nasdaq rules, and a compensation committee and a nominating committee that are each composed solely of independent directors. Even though Secureworks is a controlled company, it is required to comply with SEC and Nasdaq rules relating to the membership, qualifications and operations of its Audit Committee, as discussed below. In reliance on the controlled company exemption, Secureworks has elected not to maintain a majority of independent directors on the Board of Directors.
The Nasdaq rules define a “controlled company” as a company of which more than 50% of the voting power is held by an individual, a group or another company. As of the record date for the annual meeting, Dell Technologies held no shares of our outstanding Class A common stock and, through an indirect wholly-owned subsidiary, all 70,000,000 outstanding shares of our Class B common stock, which as of that date represented approximately 85.2% of our total outstanding shares of common stock and approximately 98.3% of the combined voting power of both classes of our outstanding common stock.
Notwithstanding our eligibility for the exemption from these requirements, we currently have a Compensation Committee and a Nominating and Governance Committee each composed solely of independent directors. We are not required to maintain compliance with Nasdaq’s composition requirements for these committees applicable to a listed company that is not a controlled company. We may choose to change our committee composition or other arrangements in the future to manage these aspects of our corporate governance in accordance with the controlled company exemption. If we cease to be a controlled company and the Class A common stock continues to be listed on Nasdaq, we will be required to comply with Nasdaq’s corporate governance requirements applicable to listed companies generally, subject to a phase-in period during the first year after we cease to be a controlled company.
Director Independence - The Board of Directors has affirmatively determined that Ms. Daley, Mr. Hawkins and Mr. Pati, constituting three of our six directors, are independent under the Nasdaq rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the Nasdaq rules. The Nasdaq rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition, William R. McDermott served as a member of the Board of Directors in Fiscal 2020, until his resignation from the Board of Directors effective on December 31, 2019, and James M. Whitehurst served as a member of the Board of Directors in Fiscal 2020, until his resignation from the Board of Directors effective on April 15, 2019. During their service on the Board of Directors, each of Messrs. McDermott and Whitehurst served as a member, and as chairperson, of the Compensation Committee. The Board of Directors determined that each of Messrs. McDermott and Whitehurst was an independent director as defined under the Nasdaq rules and was independent under the Nasdaq standards applicable to the independence of compensation committee members.
Board Leadership Structure - Our current leadership structure separates the role of the Chairman of the Board, which is held by Mr. Dell, and the role of the Chief Executive Officer, which is held by Mr. Cote. The Chairman of the Board presides over meetings of the Board of Directors. The Chief Executive Officer has management responsibility for the business and affairs of the Company. The Board of Directors has determined that this separation is appropriate for Secureworks and our stockholders under current circumstances because it allows for a division of responsibilities and a sharing of ideas between directors with different perspectives.
As reflected in our Corporate Governance Principles, the Board observes a number of practices to maintain effective and independent oversight of management, including the following:
•
Executive sessions without management and non-independent directors present are a standing Board agenda item at no fewer than two regular meetings of the Board each year. Executive sessions of the independent directors are held at any time requested by a majority of the independent directors. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•	The Board regularly meets with Mr. Cote without other members of management present.
•	All Board committee members are independent directors. The committee chairs have authority to hold executive sessions without management and non-independent directors present.
Board Committees - The Board maintains three standing committees that consist of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. These committees assist the Board in discharging its oversight and governance responsibilities. The Board has adopted a written charter for each of the committees. These charters form an integral part of our Corporate Governance Principles. A copy of each charter can be found on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters.
The following table shows, as of May 8, 2020, the members of the Board of Directors and the standing committees of the Board to which they belong. The table also identifies the directors determined by the Board of Directors to be independent under the Nasdaq rules and our Corporate Governance Principles, which incorporate the director independence requirements of the Nasdaq rules.
Name	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Michael R. Cote
Pamela Daley	✔	✔		Chair
Michael S. Dell
Kyle Paster
Mark J. Hawkins	✔	Chair	✔
Yagyensh C. (Buno) Pati	✔	✔	Chair	✔
Descriptions of the primary responsibilities of each standing committee are set forth below. Additional information about the responsibilities of each of the committees can be found in the committee’s charter.
Audit Committee
The Audit Committee is composed entirely of directors who satisfy the standards of independence for independent directors under Nasdaq rules as well as additional independence standards applicable to audit committee members established in accordance with Rule 10A-3 under the Exchange Act and Nasdaq standards applicable to the independence of audit committee members. The Board of Directors has further determined that Mr. Hawkins meets the financial sophistication requirement for audit committee service under Nasdaq rules and is an “audit committee financial expert” within the meaning of SEC rules. The Board also has determined that each Audit Committee member meets the financial literacy requirement for audit committee members established under Nasdaq rules.
The Audit Committee’s primary responsibilities include, among other matters:
•	reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•
overseeing compliance with federal banking laws and regulations applicable to us in connection with the solutions we provide to financial institutions regulated by the member agencies of the Federal Financial Institutions Examination Council, including that agency’s examination of the Company;

•	reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;
•
reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we file with the SEC; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters, or other ethics or compliance issues.
The Audit Committee also appoints, retains, compensates and oversees the Company’s independent registered public accounting firm and pre-approves all audit and permissible non-audit services to be performed by that firm required to be approved by the Company’s policies and SEC rules. Further, in conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.
Compensation Committee
Although we are not required to maintain a compensation committee composed solely of independent directors in light of our status as a controlled company under the Nasdaq rules, our Board of Directors has determined that each member of our Compensation Committee is independent under the standards of independence for independent directors under Nasdaq rules as well as additional independence standards applicable to compensation committee members established under SEC and Nasdaq rules.
The Compensation Committee’s primary responsibilities include, among other matters:
•	annually reviewing and approving our executive compensation plans, programs and policies;
•	annually reviewing and recommending all forms of compensation for our chief executive officer for approval by the Board of Directors;
•	annually reviewing and approving all forms of compensation for our other executive officers;
•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;
•	acting as administrator of our equity-based and other incentive plans;
•
reviewing the compensation of our non-employee directors for service on the Board of Directors and its committees at least once each year and recommending any changes to such compensation to the Board of Directors; and

•
reviewing and (except in the case of the CEO) approving our management succession plan, and discussing with the full Board the succession plan and the Company’s leadership development strategies and executive retention and diversity strategies, in each case at least annually.

Subject to applicable legal requirements, the Compensation Committee may delegate authority to undertake any of its responsibilities to a subcommittee consisting of one or more of its members. The committee did not delegate authority to a subcommittee in Fiscal 2020.
In addition, the Compensation Committee may delegate its authority under the SecureWorks Corp. 2016 Long-Term Incentive Plan to the Chief Executive Officer or any other officer of the Company, subject to specified exceptions and applicable law. These exceptions provide, among other matters, that the Compensation Committee may not delegate to any officer the authority to make awards under the plan to the Company’s directors or executive officers or to interpret the terms of the plan or any award agreement. The Compensation Committee has delegated to the Chief Executive Officer authority to make offers of equity-based awards under the plan to individuals who are not executive officers or members of senior management, up to a specified number of shares annually, which awards become effective only upon subsequent approval by the Compensation

Committee. In addition, the Committee has authorized the Chief Executive Officer to delegate to the Company’s Chief Legal and Administrative Officer any or all of the authority to make offers of equity-based awards delegated to the Chief Executive Officer by the Committee as described above, subject to compliance by the Chief Legal and Administrative Officer with the requirements established by the Committee.
The Compensation Committee also may delegate some or all of its authority under the SecureWorks Corp. Amended and Restated Incentive Bonus Plan, or the Incentive Bonus Plan, to our management employees, except with respect to determinations and decisions regarding our executive officers. Decisions regarding our Chief Executive Officer are made by the Board of Directors. Decisions regarding our other executive officers and other members of senior management are made by the Compensation Committee. The Compensation Committee has delegated certain aspects of its authority under the Incentive Bonus Plan to our Chief Executive Officer and our Chief Legal and Administrative Officer (or, formerly, our Chief People Officer) to make specified determinations and decisions with respect to other eligible employees. For additional information about the Incentive Bonus Plan and the SecureWorks Corp. 2016 Long-Term Incentive Plan, see “Compensation of Executive Officers - Benefit Plans - SecureWorks Corp. Amended and Restated Incentive Bonus Plan” and “- SecureWorks Corp. 2016 Long-Term Incentive Plan.”
The Compensation Committee engaged Frederic W. Cook & Co., Inc., an independent consultant, to perform services for the committee in Fiscal 2020, which included advice on the amount and form of executive and director compensation and the provision of market and peer company compensation data and analysis. Frederic W. Cook & Co., Inc. was engaged directly by the committee and does not provide services to our management or other services to the Company.
Our Chief Executive Officer provides the Compensation Committee with recommendations on the total compensation opportunities for all other executive officers and other members of senior management and his views regarding (1) the individual performance of those individuals in connection with the committee’s determination of amounts to be paid under our annual incentive bonus and equity-based long term incentive programs and (2) the performance goals used to assess our financial performance under those programs.
Mr. Pati succeeded Mr. McDermott as chair of the Compensation Committee upon Mr. McDermott’s resignation from the Board of Directors effective on December 31, 2019. Mr. McDermott had previously succeeded Mr. Whitehurst as chair of the Compensation Committee upon Mr. Whitehurst’s resignation from the Board of Directors effective on April 15, 2019.
Nominating and Governance Committee
Although we are not required to maintain a nominating committee composed solely of independent directors in light of our status as a controlled company under Nasdaq rules, our Board of Directors has determined that each member of our Nominating and Governance Committee is independent under those rules.
The Nominating and Governance Committee’s primary responsibilities include, among other matters:
•	identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors;
•	making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;
•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting these directors;
•	reviewing the Board’s committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;
•	reviewing our Corporate Governance Principles at least annually and recommending any changes to these principles to the Board of Directors;
•	reviewing, overseeing, approving, ratifying or disapproving any transactions with related persons in accordance with Secureworks’ policy relating to these transactions; and
•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

The Nominating and Governance Committee’s policies and processes for identifying, evaluating and recommending director candidates for approval by the Board of Directors, including candidates recommended by stockholders, are described under “Additional Information Director Nomination Process.”
Ms. Daley succeeded Mr. McDermott as chair of the Nominating and Governance Committee upon Mr. McDermott’s appointment as chair of the Compensation Committee effective on April 15, 2019.
Compensation Committee Interlocks and Insider Participation - No member of the Compensation Committee is or has been an officer or employee of Secureworks. None of our executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during Fiscal 2020.
Board Risk Oversight - The Board oversees and maintains Secureworks’ governance and compliance processes and procedures to promote the conduct of Secureworks’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. In this role, the Board is responsible for overseeing the management and mitigation of risks facing the Company. An analysis of strategic and operational risks is presented to the Board in reports submitted on a regular basis by the Chief Executive Officer, the Chief Financial Officer, the Chief Legal and Administrative Officer and the chair of each of the Board’s standing committees. Directors also have complete and open access to all Secureworks employees and are free to communicate, and do communicate, directly with management.
The Board of Directors discharges its risk oversight responsibilities principally through its committees, including the following specific areas of risk.
•
The Audit Committee is responsible for the oversight of risk policies and risk monitoring and mitigation measures relating to Secureworks’ financial statements and financial reporting, major IT risk exposures (including cybersecurity risks) and compliance risk. The Audit Committee reviews and discusses with senior members of management and Secureworks’ independent registered public accounting firm significant risks to Secureworks and the steps management has taken or plans to take to minimize or manage such risks. The Audit Committee generally meets in executive session with members of senior management and the independent registered public accounting firm at regular meetings of the committee.

•
The Compensation Committee monitors the risks associated with succession planning and leadership development and with our compensation plans and arrangements. In this role, the Compensation Committee evaluates the effect that Secureworks’ incentive compensation arrangements may have on risk decisions and reviews the relationship between risk management practices and compensation.

•	The Nominating and Governance Committee monitors the risks related to Secureworks’ governance structure and process.
Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Secureworks seeks to maintain an effective internal control environment and has processes to identify and manage risk, including through a committee composed of members of management that exercises oversight of the various risk monitoring and controls processes across the Company. These include an annual risk assessment process that supports the annual internal audit plan. Secureworks also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers and an ethics and compliance program.
CEO Succession Planning; Leadership Development - The Board of Directors has the responsibility to ensure that the leadership of Secureworks is meeting the needs of the Company now and can meet those needs in the future. The Board of Directors reviews succession planning for the CEO at least annually. The Board (upon the recommendation of the Compensation Committee, where applicable):
•	maintains a plan to address any unexpected short-term absence of the CEO and identifies candidates who could act as interim CEO in the event of any such unexpected absence; and
•	identifies potential successors to the CEO and, for internal candidates, reviews each candidate’s performance and development plan against the criteria and profile for the CEO role.

The Compensation Committee reviews and, except in the case of the CEO, approves the Company’s management succession plans and leadership development strategies. The CEO reviews the annual performance of each member of the management team with the Compensation Committee, which engages in a discussion with the CEO and the Chief Legal and Administrative Officer (or, formerly, our Chief People Officer) regarding each team member and that team member’s development.
Meetings and Attendance - During Fiscal 2020, the full Board of Directors met four times, the Audit Committee met eight times, the Compensation Committee met three times, and the Nominating and Governance Committee met two times. In Fiscal 2020, each member of the Board of Directors who served as a director during Fiscal 2020 attended at least 75% of the total number of the meetings of the Board of Directors and each Board committee held during the period in which such member served as a director of Secureworks or as a member of such committee.
Our policy is that each director is encouraged to attend our annual meeting of stockholders each year. Four of our then-serving directors attended last year’s annual meeting held on June 21, 2019.
Communications with Directors - Our stockholders may send communications to the Board as a whole, the independent directors as a group, any Board committee or any individual member of the Board. Any stockholder who wishes to send such a communication may obtain the appropriate contact information at Secureworks_Board_of_Directors@secureworks.com.
In addition, any person who has a concern about our conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to our independent directors or to the Audit Committee (through the committee chair). These communications should be sent c/o Global Ethics and Compliance Office to the Corporate Secretary, SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, and may be made on a confidential and anonymous basis. All such concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance Office in the same manner in which our management addresses other concerns.
The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits any employee from retaliating against any person who in good faith initiates or participates in the Company’s ethics process, asks questions or raises concerns.
Director Compensation
Our Board of Directors has adopted a compensation policy for our independent directors that we believe enables us to attract and retain qualified directors, provides them with compensation at a level that is consistent with our compensation objectives and encourages their ownership of our Class A common stock to further the alignment of their interests with the interests of our stockholders. In accordance with the independent director compensation policy, our compensation program for independent directors includes the following elements:
•	an annual cash retainer of $35,000;
•	an additional annual cash retainer for service as a member (but not chair) of the Audit, Compensation or Nominating and Governance Committee of $10,000, $6,000 or $4,000, respectively;
•	an additional annual cash retainer for service as chair of the Audit, Compensation or Nominating and Governance Committee of $20,000, $12,000 or $8,000, respectively;
•
an initial equity retainer upon the director’s appointment to the Board of Directors, in the form of a restricted stock unit, or RSU, award, with a value of $400,000 that will settle in shares of our Class A common stock and that will vest, subject to the director’s continued service, in three equal annual installments beginning with the first anniversary of the grant date; and

•
an annual equity retainer with a value of $180,000 in each year of service, in the form of an RSU award that will vest, subject to the director’s continued service, in full on the first anniversary of the grant date.

All of the equity-based awards to our independent directors are granted under the SecureWorks Corp. 2016 Long-Term Incentive Plan.

An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded (1) a pro-rated portion of each applicable annual cash retainer (including pro-rated fees for committee service and service as a committee chair), (2) at the discretion of the Board of Directors, a pro-rated annual equity retainer, and (3) the full amount of the initial equity retainer. Under our independent director compensation policy as in effect at the time of appointment of each of our current independent directors to the Board, the initial equity retainer awarded to each director was granted in the form of options to purchase shares of our Class A common stock.
The Board of Directors determines fees payable to our independent directors for service on ad hoc committees of the Board.
We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.
The retainers, fees and grants provided for under our independent director compensation policy may be modified or adjusted from time to time as determined by the Board of Directors on the recommendation of the Compensation Committee.
We also provide our directors with liability insurance coverage for their activities as directors. Our bylaws provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.
The following table sets forth the compensation earned by or paid to our independent directors for Fiscal 2020.
Fiscal 2020 Director Compensation
Name	Fees earned or paid in cash(1) ($)	Stock awards(2)(3) ($)	Option awards(3) ($)	Total ($)
Pamela Daley	90,500	179,994	—	270,494
Mark J. Hawkins	98,500	179,994	—	278,494
William R. McDermott(4)	51,000	179,994	—	230,994
Yagyensh C. (Buno) Pati	49,000	179,994	—	228,994
James M. Whitehurst(5)	—	—	—	—
(1)	Amounts reported in this column include compensation for committee service during Fiscal 2020.
(2)
Amounts reported in this column reflect the aggregate grant date fair value of each RSU award granted to the director during Fiscal 2020, computed in accordance with FASB ASC Topic 718. These awards represent annual equity retainer awards in the form of RSUs that settle in shares of Class A common stock. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020, filed with the SEC on March 27, 2020, which we refer to as our 2020 Form 10-K.

(3)
The table below sets forth the aggregate number of unexercised stock option awards and the aggregate number of unvested stock awards (in the form of RSUs) held by each of our independent directors that were outstanding as of January 31, 2020.

Name	Aggregate number of option awards outstanding at fiscal year end	Aggregate number of stock awards outstanding at fiscal year end
Pamela Daley	48,143	12,640
Mark J. Hawkins	48,143	12,640
William R. McDermott	48,143	—
Yagyensh C. (Buno) Pati	49,916	12,640
James M. Whitehurst	—	—
(4)
Mr. McDermott resigned from the Board of Directors effective on December 31, 2019 and, upon his resignation, forfeited his then-outstanding unvested RSUs in accordance with their terms. Under the terms of Mr. McDermott’s outstanding stock option grant, (a) the unvested portion of the grant was automatically forfeited upon his resignation, and (b) the vested portion of the grant was to expire on the 90th day after that date. Subsequent to the end of Fiscal 2020, the Compensation Committee granted an extension under which the vested portion of the option grant will expire on the later of (i) the original expiration date or (ii) the 30th day after the first date on which Mr. McDermott may exercise the vested portion of the option grant and sell the underlying shares in compliance with applicable law.

(5)
Mr. Whitehurst resigned from the Board of Directors effective on April 15, 2019 and, upon his resignation, forfeited his then-outstanding unvested RSUs and unexercised stock options in accordance with their terms. Mr. Whitehurst received no compensation for Fiscal 2020.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors is asking stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Secureworks’ independent registered public accounting firm for the fiscal year ending January 29, 2021, or Fiscal 2021.
PwC is a registered independent public accounting firm and has served as Secureworks’ independent registered public accounting firm since 2014. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Secureworks’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to Secureworks on an important issue of corporate governance. If stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.
The Board unanimously recommends a vote “FOR” the ratification of PwC as Secureworks’ independent registered public accounting firm for Fiscal 2021.
In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Secureworks engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Secureworks by PwC for Fiscal 2020 and the fiscal year ended February 1, 2019, or Fiscal 2019.
Independent Registered Public Accounting Firm Fees
Fee Type	Fiscal 2020 ($)	Fiscal 2019 ($)
Audit Fees(a)	1,874,500	1,779,000
Audit-Related Fees(b)	—	50,000
Tax Fees	—	—
All Other Fees	—	—
Total	1,874,500	1,829,000
(a)
This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, review of the quarterly financial statements and services that are normally provided in connection with statutory audits of international subsidiaries.

(b)
This category includes fees incurred for professional services in connection with review and testing relating to the adoption of a new accounting standard (ASC 606, “Revenue From Contracts With Customers”).

The Audit Committee pre-approved performance by PwC of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all audit and non-audit services to be provided by Secureworks’ independent registered public accounting firm, other than a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for Fiscal 2021, including audit fees, and also has given its approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. With respect to circumstances in which the provision of any services is not covered by one of those approvals, the Audit Committee has delegated authority to the chair of the Audit Committee or other designated members of the Audit Committee to pre-approve PwC’s services. Any pre-approvals granted under this delegated authority would be communicated to the full Audit Committee.

COMPENSATION OF EXECUTIVE OFFICERS
Fiscal 2020 Summary Compensation Table
The following table shows the total compensation paid for Fiscal 2020, which ended on January 31, 2020, and Fiscal 2019, which ended on February 1, 2019, by Secureworks to our principal executive officer and each individual who served as our principal financial officer during Fiscal 2020. We refer to these individuals as our named executive officers.
Name and principal position	Year	Salary(1) ($)	Bonus(2) ($)	Stock awards(3) ($)	Non-equity incentive plan compensation(4) ($)	All other compensation(5) ($)	Total ($)
Michael R. Cote Chief Executive Officer	2020	500,000	—	3,421,250	541,100	19,923	4,482,273
	2019	493,654	—	2,746,800	359,937	20,120	3,620,511
Paul Parrish(1) Chief Financial Officer	2020	67,500	260,000	3,226,372	—	10,083	3,563,954
R. Wayne Jackson(6) Former Chief Financial Officer	2020	450,000	—	—	—	1,857,354	2,307,354
	2019	446,683	—	1,168,750	162,735	14,612	1,792,780
(1)
Mr. Parrish commenced employment with us as our Chief Financial Officer effective on December 9, 2019. Mr. Parrish’s annual base salary, which is $450,000, was pro-rated from his date of commencement of employment through fiscal year-end. The amount shown for Mr. Parrish includes compensation in the amount of $6,923 for consulting provided to us in December 2019 prior to Mr. Parrish’s appointment as Chief Financial Officer.

(2)	Represents a signing bonus for Mr. Parrish.
(3)
Amounts reported for Fiscal 2020 represent restricted shares of Class A common stock granted on April 2, 2019 with respect to Mr. Cote and on December 13, 2019 with respect to Mr. Parrish. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 10 to our consolidated financial statements in our 2020 Form 10-K. Amounts reported for Fiscal 2019 represent restricted shares of Class A common stock granted on March 2, 2018 with respect to Mr. Cote and on March 1, 2018 with respect to Mr. Jackson. Assuming achievement of the highest level of performance conditions, the grant date fair value of each of these awards would have been (a) for Mr. Cote, $5,987,188 and $4,806,900 for Fiscal 2020 and Fiscal 2019, respectively, and (b) for Mr. Jackson, $1,753,125 for Fiscal 2019. Mr. Parrish’s award was not subject to performance conditions.

(4)
Amounts reported for Fiscal 2020 and Fiscal 2019 represent awards earned under the SecureWorks Corp. Amended and Restated Incentive Bonus Plan described below under “- Benefit Plans - SecureWorks Corp. Amended and Restated Incentive Bonus Plan.”

(5)
The table below shows the components of all other compensation paid to our named executive officers for Fiscal 2020. The amounts shown in the benefit plans column represent the amounts paid for term life insurance coverage and wellness incentives under health and welfare plans. The amount shown in the remote work stipend column represents an allowance for home office set-up and internet access. Severance benefits shown with respect to Mr. Jackson were paid under the separation agreement and release with Mr. Jackson described below under “- Employment Agreements; Severance Arrangements - Separation Agreement with R. Wayne Jackson.” For additional information about 401(k) plan matching contributions, see “- Benefit Plans - Retirement Benefit Plans.”

Name	401(k) plan matching contribution ($)	Annual physical ($)	Benefit plans ($)	Remote work stipend ($)	Severance benefits ($)	Total ($)
Michael R. Cote	7,500	7,111	4,952	360	—	19,923
Paul Parrish	9,577	—	506	—	—	10,083
R. Wayne Jackson	7,500	—	7,347	—	1,842,506	1,857,354
(6)	Mr. Jackson’s tenure as our Chief Financial Officer ended effective on December 9, 2019. Mr. Jackson’s service with us terminated effective on January 31, 2020.
Base Salaries
The amounts of Mr. Cote’s salary for Fiscal 2020 and Fiscal 2019 shown in the Fiscal 2020 Summary Compensation Table reflect his base salary at an annual rate of $500,000 for Fiscal 2020 and an increase from the annual rate of $472,500 to $500,000 for Fiscal 2019, which became effective on April 21, 2018. The amounts of Mr. Jackson’s salary for Fiscal 2020 and Fiscal 2019 shown in the Fiscal 2020 Summary Compensation Table reflect his base salary at an annual rate of $450,000 for Fiscal 2020 and an increase from the annual rate of $435,625 to $450,000 for Fiscal 2019, which became effective on April 21, 2018. The amount of Mr. Parrish’s salary for Fiscal 2020 shown in the Fiscal 2020 Summary Compensation Table reflects his base salary at an annual rate of $450,000, which was pro-rated for Fiscal 2020 based on the date Mr. Parrish began employment with the Company, December 9, 2019.

In general, base salaries for our named executive officers, and any base salary adjustments, are determined by evaluating the responsibilities of the executive’s position, the executive’s experience, and industry practice among our peer companies and other companies with which we compete for executive talent.
Signing Bonus
Mr. Parrish began employment with us as our Chief Financial Officer effective on December 9, 2019. As part of his compensation and benefits package, Mr. Parrish was awarded a signing bonus of $260,000.
Non-Equity Incentive Plan Compensation
In Fiscal 2020, Mr. Cote was the only named executive officer eligible to receive a payment pursuant to the SecureWorks Corp. Amended and Restated Incentive Bonus Plan, or the Incentive Bonus Plan, which is an annual cash incentive plan described below under “- Benefit Plans - SecureWorks Corp. Amended and Restated Incentive Bonus Plan.” In Fiscal 2019, Mr. Cote and Mr. Jackson participated in the Incentive Bonus Plan. Mr. Parrish will be eligible to participate in the plan in Fiscal 2021. Annual awards under the Incentive Bonus Plan for executive officers are determined based on our achievement relative to corporate-level goals for the relevant fiscal year, subject to modification based on individual performance.
For Fiscal 2020, Mr. Cote’s award was calculated by multiplying his target bonus amount of 100% of base salary, or $500,000, by a corporate modifier of 77.3% and by an individual performance modifier of 140%, resulting in a payment of $541,100, or 108% of target. Messrs. Jackson and Parrish did not receive awards under the Incentive Bonus Plan in Fiscal 2020.
Stock Awards
On April 2, 2019, Mr. Cote received an award of 175,000 restricted shares of Class A common stock. Of these restricted shares, 87,500 vest ratably over a three-year period beginning on the first anniversary of the grant date, and 87,500 may be earned based on performance criteria established by the Compensation Committee and vest ratably (to the extent earned) over a three-year period beginning on the date of certification of achievement of performance criteria by the Compensation Committee (which we refer to as the certification date) or, if later, the first anniversary of the grant date.
On December 13, 2019, Mr. Parrish received an award of 230,950 restricted stock units in connection with the commencement of his employment. These restricted stock units vest ratably over a four-year period beginning on the first anniversary of the grant date.

Outstanding Equity Awards at End of Fiscal 2020
The following table sets forth information with respect to our named executive officers’ outstanding equity awards as of January 31, 2020.
Name	Option awards				Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Michael R. Cote	164,546(2)	—	13.75(3)	11/25/2023	—	—	—	—
	533,509(4)	355,674(4)	14.00	4/21/2026	164,890(5)	2,593,720	—	—
	—	—	—	—	38,796(6)	610,261	—	—
	—	—	—	—	33,597(7)	528,481	—	—
	—	—	—	—	93,333(8)	1,468,128	—	—
	—	—	—	—	68,693(9)	1,080,541	—	—
	—	—	—	—	87,500(10)	1,376,375	87,500(11)	1,376,375
Paul Parrish	—	—	—	—	230,950(12)	3,632,844	—	—
R. Wayne Jackson	176,881(4)	58,961(4)	14.00	4/21/2026(4)	35,715(5)	561,797	—	—
	—	—	—	—	8,536(6)	134,271	—	—
	—	—	—	—	7,391(7)	116,260	—	—
	—	—	—	—	41,667(8)	655,422	—	—
	—	—	—	—	30,666(9)	482,376	—	—
(1)	Based on the closing price per share of Class A common stock of $15.73 as of January 31, 2020 as reported on the Nasdaq Global Select Market.
(2)
Reflects options to purchase Class C common stock of Dell Technologies awarded to Mr. Cote after the completion of Dell Inc.’s going-private transaction in October 2013, as a result of which Dell Inc. became an indirect wholly-owned subsidiary of Dell Technologies. In accordance with the terms of the award agreement, a portion of the option award vested and became exercisable on October 29, 2018 upon the achievement of a specified return on the Dell Technologies equity investment.

(3)
Dell Technologies’ board of directors determined that the fair market value of a share of Class C common stock as of the grant date was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc.’s public stockholders in the going-private transaction.

(4)
Reflects shares of Class A common stock subject to option awards. The grant to Mr. Cote vests ratably over a five-year period beginning on the first anniversary of the April 21, 2016 grant date. The grant to Mr. Jackson vests ratably over a four-year period beginning on the first anniversary of the April 21, 2016 grant date. Under the terms of Mr. Jackson’s stock option grant, (a) the unvested portion of the grant was automatically forfeited upon the termination of Mr. Jackson’s service with us effective on January 31, 2020, and (b) the vested portion of the grant was to expire on the 90th day after that date. Subsequent to the end of Fiscal 2020, the Compensation Committee granted an extension under which the vested portion of the option grant will expire on the later of (i) the original expiration date or (ii) the 30th day after the first date on which Mr. Jackson may exercise the vested portion of the grant and sell the underlying shares in compliance with applicable law.

(5)
Reflects shares of Class A common stock subject to time-based restricted share awards. The grant to Mr. Cote vests ratably over a five-year period beginning on the first anniversary of the April 22, 2016 grant date. The grant to Mr. Jackson vests ratably over a four-year period beginning on the first anniversary of the April 22, 2016 grant date. All unvested awards of restricted shares of Class A common stock held by Mr. Jackson were forfeited upon the termination of his service with us effective on January 31, 2020.

(6)
Reflects shares of Class A common stock subject to time-based restricted share awards. Each grant vests ratably over a three-year period beginning on the first anniversary of the March 7, 2017 grant date. See note 5 above with respect to unvested awards held by Mr. Jackson.

(7)
Reflects shares of Class A common stock subject to performance-based restricted share awards granted on March 7, 2017. Under the applicable award agreements, shares were earned in connection with the certification by the Compensation Committee on March 1, 2018 of the partial achievement of specified performance measures relating to our company. Based on the certification by the Compensation Committee, 100,793 of the 116,388 shares granted to Mr. Cote were earned, and 22,175 of the 25,606 shares granted to Mr. Jackson were earned. These earned shares vested, or were set to vest, in accordance with the terms of the award agreements in three equal installments on the first, second and third anniversary of the grant date. See note 5 above with respect to unvested awards held by Mr. Jackson.

(8)
Reflects shares of Class A common stock subject to time-based restricted share awards. Each grant vests ratably over a three-year period beginning on the first anniversary of the applicable grant date (March 2, 2018 for Mr. Cote and March 1, 2018 for Mr. Jackson). See note 5 above with respect to unvested awards held by Mr. Jackson.

(9)
Reflects shares of Class A common stock subject to performance-based restricted share awards granted on March 2, 2018 for Mr. Cote and March 1, 2018 for Mr. Jackson. Under the applicable award agreements, shares were earned in connection with the certification by the Compensation Committee on February 25, 2019 of the partial achievement of specified performance measures relating to our company. Based on the certification by the Compensation Committee, 103,040 of the 140,000 shares granted to Mr. Cote were earned, and 46,000 of the 62,500 shares granted to Mr. Jackson were earned. These earned shares vested, or were set to vest, in accordance with the terms of the award agreements in three equal installments on the first, second and third anniversary of the relevant vesting date with respect to Mr. Cote or Mr. Jackson, as the case may be. See note 5 above with respect to unvested awards held by Mr. Jackson.

(10)
Reflects shares of Class A common stock subject to time-based restricted share awards. Each grant vests ratably over a three-year period beginning on the first anniversary of the April 2, 2019 grant date.

(11)
Reflects shares of Class A common stock subject to performance-based restricted share awards granted on April 2, 2019. Under the applicable award agreement, shares were earned in connection with the certification by the Compensation Committee on February 26, 2020. Based on the certification by the Compensation Committee, 100% of the 87,500 shares granted to Mr. Cote were earned. These earned shares vested, or will vest, in accordance with the terms of the award agreements in three equal installments on the first, second and third anniversary of the grant date.

(12)
Reflects shares of Class A common stock subject to a time-based restricted stock unit award that vests ratably over a four-year period beginning on the first anniversary of the December 13, 2019 grant date.

Benefit Plans
SecureWorks Corp. Amended and Restated Incentive Bonus Plan
The Incentive Bonus Plan provides a means for us to reward our executive officers and other eligible employees for helping us to meet or exceed our pre-defined performance goals, for delivering strong individual performance over the course of our fiscal year and for acting in a manner consistent with our mission and values. Annual cash bonuses are awarded to those eligible employees who are selected to participate during our fiscal year, so long as our corporate-level performance goals are achieved at a level sufficient to fund the bonus pool and the eligible employee’s individual performance goals are satisfied.
The Incentive Bonus Plan is administered by the Compensation Committee, except as to decisions regarding our Chief Executive Officer, as indicated below. The Compensation Committee has full power and authority to administer the Incentive Bonus Plan and to make all determinations under and to interpret all provisions of the plan. For Fiscal 2020, a broad group of our company’s employees were designated by the Compensation Committee to participate in the Incentive Bonus Plan. In Fiscal 2020, Mr. Cote was the only named executive officer eligible to participate in the Incentive Bonus Plan.
Except with respect to determinations and decisions regarding our executive officers, as designated by our Board of Directors, the Compensation Committee may delegate some or all of its authority under the Incentive Bonus Plan to our management employees. Decisions regarding our Chief Executive Officer are made by the Board of Directors upon consideration of the recommendations of the Compensation Committee. Decisions regarding our other executive officers and other members of senior management are made by the Compensation Committee. The Compensation Committee has delegated certain aspects of its authority under the Incentive Bonus Plan to our Chief Executive Officer and our Chief Legal and Administrative Officer (or, formerly, our Chief People Officer) to make specified determinations and decisions with respect to other eligible employees.
SecureWorks Corp. 2016 Long-Term Incentive Plan
The SecureWorks Corp. 2016 Long-Term Incentive Plan, as amended, which we refer to as the 2016 Plan, provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals. The 2016 Plan is administered by the Compensation Committee, except that decisions regarding our Chief Executive Officer are made by the Board of Directors upon consideration of the recommendations of the Compensation Committee.
Awards may be granted under the 2016 Plan to individuals who are employees, officers, or non-employee directors of Secureworks or any of our affiliates, consultants and advisors who perform services for Secureworks or any of our affiliates, and any other individual whose participation in the 2016 Plan is determined to be in the best interests of Secureworks by the Compensation Committee in connection with our incentive and compensation programs. For information regarding delegations of authority by the Compensation Committee under the 2016 Plan with respect to individuals who are not executive officers or members of senior management, see “Proposal 1 - Election of Directors - Corporate Governance - Board Committees - Compensation Committee.”
Subject to certain limitations specified in the 2016 Plan, the Board of Directors may amend or terminate the 2016 Plan. Unless earlier terminated, the 2016 Plan will terminate ten years following its effective date, or April 18, 2026, but any awards outstanding under the 2016 Plan as of the termination date will remain outstanding in accordance with their terms.
For additional information about our equity grants, see “- Fiscal 2020 Summary Compensation Table - Stock Awards” and “- Equity Awards Under SecureWorks Corp. 2016 Long-Term Incentive Plan.”
Retirement Benefits
Our employees, including our named executive officers, currently may participate in the Dell Inc. 401(k) retirement savings plan. Participants will receive matching contributions, in which they will vest immediately, equal to 100% of each participant’s voluntary contributions, up to a maximum of 6% of the participant’s eligible compensation, not to exceed $7,500 in a calendar year. Matching contributions reported under “- Fiscal 2020 Summary Compensation Table” are based on fiscal year and not calendar year. Participants may invest their contributions and the matching contributions in a variety of investment vehicles.
Employment Agreements; Severance Arrangements
Employment Agreements
Each of our named executive officers has entered into a standard form of employment agreement with us. This form of employment agreement primarily imposes obligations on the executive to protect our intellectual property and confidential and proprietary information and does not contain provisions regarding compensation or continued employment.
Confidentiality, Non-Solicitation and Non-Competition Agreements
Each of our named executive officers has entered into a protection of sensitive information, noncompetition and nonsolicitation agreement, referred to as a confidentiality, non-solicitation and non-competition agreement, with us. Under the agreement, if the executive’s employment were terminated by us without “cause”, we would be required to pay the executive an amount equal to 12 months’ base salary, as severance, subject to specified conditions. The agreement obligates the executive to comply with specified non-competition and non-solicitation obligations for a period of 12 months following the termination of the executive’s employment.
Under the agreement, “cause” is generally defined as any of the following events:
•	a violation of confidentiality obligations;
•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;
•	conduct that constitutes poor performance, gross neglect, insubordination, willful misconduct, or a breach of our Code of Conduct or a fiduciary duty to Secureworks or our stockholders; or
•	a determination that the executive violated laws relating to the workplace.
SecureWorks Corp. Amended and Restated Severance Pay Plan for Executive Employees
Our Amended and Restated Severance Pay Plan for Executive Employees generally provides for severance benefits equal to 12 months of base salary, 12 months of subsidized COBRA coverage, six months of executive outplacement services and additional amounts equal to a portion of the value of certain outstanding short-term and long-term incentive awards. Benefits under the plan are available only in the case of a termination of employment pursuant to a workforce reduction and are offset by other severance payments.
Separation Agreement with R. Wayne Jackson
On March 27, 2019, we announced that R. Wayne Jackson, our Chief Financial Officer, would be leaving the Company at the end of Fiscal 2020. On April 18, 2019, we entered into a separation agreement and release with Mr. Jackson. The separation agreement provides for the payment of severance pay and benefits to

Mr. Jackson in installments following his departure, including amounts equal to a portion of the value of certain outstanding short-term and long-term equity and non-equity incentive awards, substantially equivalent to those that would be payable under the Severance Pay Plan for Executive Employees in connection with termination of employment pursuant to a workforce reduction, subject to specified conditions. Under the agreement, Mr. Jackson is also entitled to a total of 18 months of subsidized COBRA benefits coverage from Secureworks. Upon the appointment of a successor principal financial officer, Mr. Jackson’s service as Chief Financial Officer ended, but he remained with the Company in an advisory role until the end of Fiscal 2020 to assist with the transition.
Equity Awards Under SecureWorks Corp. 2016 Long-Term Incentive Plan
Equity grants to our named executive officers under the SecureWorks Corp. 2016 Long-Term Incentive Plan in Fiscal 2019 consisted of restricted shares of Class A common stock. In Fiscal 2020, grants to our Chief Executive Officer were in the form of restricted shares of Class A common stock, and grants to Mr. Parrish, our Chief Financial Officer, were in the form of restricted stock units that settle in shares of Class A common stock. Generally, the equity grants to our other employees consist of restricted stock units.
Under the plan, our Board of Directors has authority to issue awards with provisions that accelerate vesting and exercisability upon a change in control of our company and to amend existing awards to provide for acceleration. The Board of Directors may choose to include these change-in-control acceleration provisions in any awards it may make to our named executive officers. For each of our named executive officers, the vesting of equity awards will be accelerated pursuant to the terms of the applicable award agreements upon an involuntary termination of employment within 12 months following a change in control.
Under the plan, “change in control” is generally defined as any of the following events:
•
a transaction or a series of related transactions in which any person, entity or group (other than Dell Technologies or its affiliates, Michael S. Dell, any entity controlled by Mr. Dell, Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P. and MSDC Denali EIV, LLC, Secureworks or any affiliate of the foregoing persons or entities) becomes the beneficial owner of more than 50% of the total voting power of the Company’s common stock;

•
the members of our Board of Directors who, as of April 28, 2016, constituted our Board of Directors, which we refer to as the Incumbent Board (together with any new directors elected or nominated by at least a majority of the members of the Incumbent Board then in office who either were members of the Incumbent Board or whose election or nomination for election was approved by a majority of the members of the Incumbent Board), cease to constitute a majority of the members of the Board of Directors;

•
Secureworks consolidates with, or merges with or into, any entity, or any entity consolidates with, or merges with or into, Secureworks, other than any merger or consolidation in which the holders of 100% of Secureworks’ common stock or other voting capital stock immediately prior to the merger or consolidation, referred to as the Prior Stockholders, own directly or indirectly at least a majority of the voting power of the voting capital stock or other equity interests of the surviving entity in the merger or consolidation immediately after the transaction;

•
a sale, lease or other transfer of all or substantially all of the assets of Secureworks and its subsidiaries, taken as a whole, to any entity or group (other than Secureworks or any of its affiliates), other than a sale, lease or other transfer in which the Prior Stockholders own at least a majority of the voting power of the voting capital stock or other equity interests of the entity or group immediately after the transaction; or

•	our stockholders adopt a plan or proposal for the liquidation, winding up or dissolution of Secureworks.
Under our stock option agreements and restricted stock award agreements, “involuntary termination” is defined generally as a termination of employment by reason of:
•	the named executive officer’s involuntary dismissal by Secureworks for reasons other than “cause” (as defined below); or

•	the named executive officer’s voluntary resignation following the occurrence, without consent, of one or more of the following events (in each case referred to as “good reason”):
•	a material reduction in base salary, target annual or long-term incentive compensation, or health and welfare benefits, subject to exceptions,
•	a demotion of more than one job grade, or
•	a relocation to a principal work location which is more than 50 miles from the named executive officer’s current work location.
In addition to the above, we have agreed with Mr. Parrish that, for purposes of any employment or compensatory agreement with us (including the award agreements referred to above), the definition of “good reason” will be expanded to include a change in reporting to any person other than the Chief Executive Officer of Secureworks.
Under the terms of these agreements, “cause” is defined generally in the same manner as it is defined for purposes of the confidentiality, non-solicitation and non-competition agreements, as described above.
For additional information about our equity grants, see “- Fiscal 2020 Summary Compensation Table - Stock Awards” and “- Benefit Plans - SecureWorks Corp. 2016 Long-Term Incentive Plan.”
Potential Payments Upon Termination of Employment or Change in Control
The following table sets forth the amount of compensation that would become payable to each named executive officer then serving with Secureworks under existing plans and arrangements if one of the events described in the table had occurred on January 31, 2020, given the named executive officer’s compensation as of that date and, if applicable, based on the amount of outstanding equity-based awards held by the named executive officer as of that date and on the fair market value of the Class A common stock as of that date. These payments and benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Secureworks, including then-exercisable stock options, and benefits available generally to our salaried employees. In addition, in connection with any actual termination of employment or change-in-control transaction, Secureworks may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as our Board of Directors or Compensation Committee determines appropriate. On April 18, 2019, we entered into a separation agreement with R. Wayne Jackson, our former Chief Financial Officer. The table describes the amounts that Mr. Jackson received under the separation agreement in connection with his termination of service with us effective on January 31, 2020.
In the case of Michael R. Cote, our Chief Executive Officer, and Paul Parrish, our Chief Financial Officer, the actual amounts that would be paid upon the executive’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the fiscal year of any such event, the executive’s current base salary, the amount of equity-based awards held by the executive at such time and the fair market value of the Class A common stock.
The Secureworks form of confidentiality, non-solicitation and non-competition agreement provides for severance payments in specified circumstances, as described under “- Employment Agreements; Severance Arrangements - Confidentiality, Non-Solicitation and Non-Competition Agreements.” Our Severance Pay Plan for Executive Employees provides for severance payments in connection with termination without cause pursuant to a workforce reduction, as described under “- Employment Agreements; Severance Arrangements - SecureWorks Corp. Amended and Restated Severance Pay Plan for Executive Employees.” The stock option agreements and restricted stock award agreements under our 2016 Long-Term Incentive Plan entered into with the named executive officers provide for acceleration of vesting of equity awards in connection with an involuntary termination of employment within 12 months following a change in control, as described under “- Equity Awards Under SecureWorks Corp. 2016 Long-Term Incentive Plan.” The separation agreement with Mr. Jackson is described under “- Employment Agreements; Severance Arrangements - Separation Agreement with R. Wayne Jackson.”

Name	Severance payment ($)	Value of accelerated equity awards ($)	Medical coverage continuation and outplacement ($)	Total benefits ($)
Michael R. Cote
Termination other than for cause	500,000(1)	—	—	500,000
Qualified termination following a change in control of our company	500,000(1)	8,272,822(2)	—	8,772,822
Paul Parrish
Termination other than for cause	635,625(3)	—	20,081	655,706
Qualified termination following a change in control of our company	635,625(4)	3,632,844(2)	20,081	4,288,550
R. Wayne Jackson
Termination of employment pursuant to separation agreement	1,809,685(5)	—	32,821	1,842,506
(1)	Reflects payments under a confidentiality, non-solicitation and non-competition agreement between Mr. Cote and us in the event of a termination of employment without cause.
(2)
Reflects the value of accelerated equity awards in the event of an involuntary termination of employment within 12 months following a change in control of Secureworks, based on the closing price of $15.73 per share of Class A common stock as of January 31, 2020 as reported on the Nasdaq Global Select Market.

(3)
Reflects payments under our Severance Pay Plan for Executive Employees, assuming employment is terminated without cause pursuant to a workforce reduction. Payments under this plan include amounts equal to a portion of the value of certain outstanding short-term and long-term equity and non-equity incentive awards. In the event of a termination of employment without cause that is not a qualifying termination under this plan, pursuant to his confidentiality, non-solicitation and non-competition agreement with us, Mr. Parrish would receive as severance an amount equal to 12 months’ base salary ($450,000), subject to specified conditions.

(4)
Reflects payments under our Severance Pay Plan for Executive Employees, assuming employment is terminated pursuant to a workforce reduction, after giving effect under the plan to the acceleration of equity awards in the event of an involuntary termination of employment within 12 months following a change in control of Secureworks. In the event of a termination of employment that is not a qualifying termination under the plan, pursuant to his confidentiality, non-solicitation and non-competition agreement with us, Mr. Parrish would receive as severance an amount equal to 12 months’ base salary ($450,000), subject to specified conditions.

(5)
Reflects payments under the separation agreement with R. Wayne Jackson, based on the average closing price for a share of Class A common stock for the five trading days of the week prior to separation as reported on the Nasdaq Global Select Market. Payments under the agreement include amounts equal to a portion of the value of certain outstanding short-term and long-term equity and non-equity incentive awards.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2020.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	4,736,305(1)	$14.00(2)	4,498,929(3)
Equity compensation plans not approved by security holders	—	—	—
Total:	4,736,305	$14.00	4,498,929
(1)
Represents, as of the end of Fiscal 2020, the aggregate number of shares of Class A common stock that were issuable upon the exercise or settlement of 2,247,997 outstanding options and 2,488,308 outstanding RSUs granted under our 2016 Plan.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs, as RSUs have no exercise price.
(3)
Represents, as of the end of Fiscal 2020, the aggregate number of shares of Class A common stock that were available for future issuance in connection with grants of options, stock appreciation rights, restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights and other equity-based awards under our 2016 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents, as of April 23, 2020, except as otherwise indicated below, information based on filings with the SEC and our records regarding the beneficial ownership of our common stock by:
•	each director and director nominee;
•	each executive officer named in the Fiscal 2020 Summary Compensation Table under “Compensation of Executive Officers”;
•	all of our executive officers and directors as a group; and
•	each person known by us to own beneficially more than 5% of the outstanding shares of either class of our common stock.
We are authorized under our certificate of incorporation to issue shares of the following classes of common stock:
•	2,500,000,000 shares of Class A common stock, of which 12,119,947 shares were issued and outstanding as of April 23, 2020; and
•
500,000,000 shares of Class B common stock, of which 70,000,000 shares were issued and outstanding as of April 23, 2020. The Class A common stock is registered under the Exchange Act and listed on the Nasdaq Global Select Market. The Class B common stock is not registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of that date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, a holder of the Class B common stock has the right at any time to convert all or any shares of such Class B common stock into Class A common stock on a share-for-share basis. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.
The percentage of beneficial ownership as to any person as of April 23, 2020 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 23, 2020, by the sum of the number of shares outstanding as of April 23, 2020 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 23, 2020. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Secureworks believes that the beneficial owners of the common stock listed below, based on information furnished by such beneficial owners, have sole voting and investment power with respect to the shares shown.
Name of Beneficial Owner	Number of Shares of Class A Beneficially Owned(1)	Percentage of Shares of Class A Beneficially Owned (1)	Number of Shares of Class B Beneficially Owned(1)	Percentage of Shares of Class B Beneficially Owned(1)	Percentage of Total Voting Power(1)
Principal Stockholders:
Michael S. Dell(2)	70,000,000	85.2%	70,000,000	100%	98.3%
Dell Technologies Inc.(3)	70,000,000	85.2%	70,000,000	100%	98.3%
Dell Marketing L.P.(3)	70,000,000	85.2%	70,000,000	100%	98.3%
Centerview Entities(4)	1,741,070	14.4%	—	—	*
Neil Gagnon(5)	1,062,744	8.8%	—	—	*
ETF Managers Group LLC(6)	973,156	8.0%	—	—	*
The Vanguard Group(7)	693,715	5.7%	—	—	*
BlackRock, Inc.(8)	654,422	5.4%	—	—	*

Name of Beneficial Owner	Number of Shares of Class A Beneficially Owned(1)	Percentage of Shares of Class A Beneficially Owned (1)	Number of Shares of Class B Beneficially Owned(1)	Percentage of Shares of Class B Beneficially Owned(1)	Percentage of Total Voting Power(1)
Executive Officers and Directors:
Michael R. Cote(9)	1,949,781	15.2%	—	—	*
Pamela Daley(10)	194,134	1.6%	—	—	*
Michael S. Dell(2)	70,000,000	85.2%	70,000,000	100%	98.3%
Egon Durban(11)	—	—	—	—	—
Mark J. Hawkins(12)	149,491	1.2%	—	—	*
R. Wayne Jackson(13)	290,991	2.4%	—	—	*
Paul M. Parrish	—	—	—	—	—
Yagyensh C. (Buno) Pati(14)	102,163	*	—	—	*
All executive officers and directors as a group (8 persons)(15)	72,488,802	87.3%	70,000,000	100%	98.5%
*	Less than 1%.
(1)
Represents the percentage of Class A common stock and Class B common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 23, 2020 and, except as stated below, without giving effect to the conversion of any shares of Class B common stock into shares of Class A common stock, as described in the introduction to this table.

(2)
Represents shares of Class B common stock held directly by Dell Marketing L.P. Mr. Dell is the Chairman of the Board and Chief Executive Officer of Dell Technologies and, as of April 23, 2020, was the beneficial owner of Dell Technologies common stock representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of Dell Technologies. As a result of the foregoing, Mr. Dell may be deemed to be the beneficial owner of all of the shares of our common stock beneficially owned by Dell Technologies. Shares of Class A common stock shown as beneficially owned by Mr. Dell are issuable upon conversion of the same number of shares of Class B common stock deemed to be beneficially owned by Mr. Dell. Mr. Dell’s address is One Dell Way, Round Rock, Texas 78682.

(3)
Dell Marketing L.P. is the direct owner and holder of record of all of our outstanding Class B common stock. Dell Marketing L.P. is indirectly wholly owned by Dell Technologies through directly and indirectly held wholly-owned subsidiaries of Dell Technologies, consisting of Denali Intermediate Inc., Dell Inc., Dell International L.L.C. and Dell Marketing Corp. Dell Marketing Corp. directly owns all of the outstanding membership interests of each of Dell Marketing GP L.L.C. and Dell Marketing LP L.L.C. Dell Marketing GP L.L.C. is the sole general partner of, and owns a 1% general partnership interest in, Dell Marketing L.P. Dell Marketing LP L.L.C. is the sole limited partner of, and owns a 99% limited partnership interest in, Dell Marketing L.P. The shares of our common stock beneficially owned by Dell Technologies and directly owned and held of record by Dell Marketing L.P. may be deemed to be beneficially owned by each other direct or indirect wholly-owned subsidiary of Dell Technologies described above in addition to Dell Marketing L.P. Shares of Class A common stock shown as beneficially owned by Dell Technologies and Dell Marketing L.P. are issuable upon conversion of the same number of shares of Class B common stock beneficially owned by such stockholders. The address of each of the foregoing entities is One Dell Way, Round Rock, Texas 78682.

(4)
The information concerning the Centerview Entities is based on a Schedule 13G filed with the SEC on February 13, 2017. The shares of Class A common stock shown as beneficially owned by the Centerview Entities are beneficially owned by Centerview Capital Technology Fund (Delaware), L.P., or CCTF, Centerview Capital Technology Fund-A (Delaware), L.P., or CCTFA, Centerview Capital Technology Employee Fund, L.P., or CCTE, and together with CCTF and CCTFA, referred to as the CCT Funds, Centerview Capital Technology Fund GP (Delaware), L.P., or CCTF GP, and Centerview Capital Technology Ltd., or CCT, referred to collectively as the Centerview Entities. The Centerview Entities are investment funds associated with Centerview Capital Technology, a private investment firm of which Mr. Pati serves as a partner. CCTF reports that, as of December 31, 2016, it had shared voting power and shared dispositive power over 1,216,481 shares of Class A common stock. CCTFA reports that, as of December 31, 2016, it had shared voting power and shared dispositive power over 437,536 shares of Class A common stock. CCTE reports that, as of December 31, 2016, it had shared voting power and shared dispositive power over 87,053 shares of Class A common stock. Each of CCTF GP and CCT reports that, as of December 31, 2016, it had shared voting power and shared dispositive power over 1,741,070 shares of Class A common stock. The Centerview Entities report that CCTF GP, in its capacity as the general partner of the CCT Funds, has the ability to direct the decisions regarding the voting or disposition of securities directly held by the CCT Funds. Therefore, CCTF GP may be deemed to share voting and investment power with respect to the shares of Class A common stock held by the CCT Funds. The Centerview Entities further report that CCT, in its capacity as the general partner of CCTF GP, has the power to direct the decisions of CCTF GP regarding the voting or disposition of securities directly held by the CCT Funds. Therefore, CCT may be deemed to share voting and investment power with respect to the shares of Class A common stock held by the CCT Funds. The Centerview Entities also report that CCT must consult with and obtain the consent of the investment committee for the CCT Funds (composed of David Dorman, David Handler, Edwin B. Hooper III, Yagyensh C. (Buno) Pati, Robert Pruzan and David St. Jean) with respect to all matters and decisions related to the investments of the CCT Funds. The address of each of the Centerview Entities is 600 Ramona Street, 2nd Floor, Palo Alto, California 94301.

(5)
The information concerning Neil Gagnon is based on Amendment No. 3 to Schedule 13G filed with the SEC on February 13, 2020. Mr. Gagnon reports that, as of December 31, 2019, he had sole voting power over 110,714 shares of Class A common stock, shared voting power over 935,316 shares of Class A common stock, sole dispositive power over 110,714 shares of Class A common stock and shared dispositive power over 952,030 shares of Class A common stock and beneficially owned, in aggregate, 1,062,744 shares of Class A common stock. Mr. Gagnon reports that he is the managing member and principal owner of Gagnon Securities LLC, referred to as GS, which is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, referred to as the Advisers Act, and a registered broker-dealer, in its role as investment manager to several customer accounts, foundations, partnerships and trusts, collectively referred to as the accounts, to which it furnishes investment advice. Mr. Gagnon reports that he and GS may be deemed to share voting power with respect to 527,600 shares of Class A common stock held in the accounts and dispositive power with respect to 539,700 shares of Class A common stock held in the accounts. GS and Mr. Gagnon expressly disclaim beneficial ownership of all securities held in the accounts. Mr. Gagnon also reports that he is the Chief Executive Officer of Gagnon Advisors, LLC, referred to as Gagnon Advisors, an investment adviser registered with the SEC under the Advisers Act. Mr. Gagnon reports that he and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC, referred to as GIA, a private investment fund, may be deemed to share voting and dispositive power with respect to the 350,335 shares of Class A common stock held by GIA. GS and Mr. Gagnon expressly disclaim beneficial ownership of all securities held by GIA. Mr. Gagnon’s address is 1370 Avenue of the Americas, 24th Street, New York, New York 10019.
(6)
The information concerning ETF Managers Group LLC, or ETF Managers Group, is based on Amendment No. 3 to Schedule 13G filed with the SEC on August 14, 2019. ETF Managers Group reports that, as of August 12, 2019, it had sole voting power and sole dispositive power over all of the shares shown. ETF Managers Group reports that the ETFMG Cyber Security ETF, a series of the ETF Managers Trust, which is managed on a discretionary basis by ETF Managers Group, has the right or the power to direct the receipt of dividends on, or the proceeds from the sale of, the shares shown. ETF Managers Group’s address is 30 Maple Street, Suite 2, Summit, New Jersey 07091.

(7)
The information concerning The Vanguard Group is based on Amendment No. 3 to Schedule 13G filed with the SEC on February 12, 2020. The Vanguard Group reports that, as of December 31, 2019, it had sole voting power over 8,596 shares of Class A common stock, sole dispositive power over 685,943 shares of Class A common stock and shared dispositive power over 7,772 shares of Class A common stock and beneficially owned, in aggregate, 693,715 shares of Class A common stock. The Vanguard Group further reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 7,772 of the shares shown as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 824 of the shares shown as a result of its serving as investment manager of Australian investment offerings. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
The information concerning BlackRock, Inc., or BlackRock, is based on a Schedule 13G filed with the SEC on February 7, 2020. BlackRock reports that, as of December 31, 2019, it had sole voting power over 617,698 shares of Class A common stock and sole dispositive power over 654,422 shares of Class A common stock. BlackRock reports that it is a parent holding company or control person and that certain of its subsidiaries set forth on Exhibit A to the Schedule 13G acquired the securities reported on by BlackRock in the Schedule 13G. BlackRock further reports that various persons have the right to receive, or the power to direct the receipt of dividends from, or the proceeds from the sale, of the shares shown, and that no one person’s interest in the Company’s common stock is more than 5% of the total outstanding common stock. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

(9)
The shares of Class A common stock shown as beneficially owned by Mr. Cote include 711,346 shares of Class A common stock that Mr. Cote either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 23, 2020 and 734,670 restricted shares of Class A common stock which are subject to vesting. Mr. Cote’s address is c/o SecureWorks Corp., One Concourse Parkway NE Suite 500, Atlanta, Georgia 30328.

(10)
The shares of Class A common stock shown as beneficially owned by Ms. Daley include 48,143 shares of Class A common stock that Ms. Daley either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 23, 2020 and 12,640 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 23, 2020. Ms. Daley shares with her spouse voting power and investment power over the shares of Class A common stock shown as beneficially owned by Ms. Daley.

(11)
Mr. Durban resigned from the Board of Directors effective on May 7, 2020. Kyle Paster was elected as a director by the Board of Directors effective on the same date to fill the vacant directorship resulting from Mr. Durban’s resignation.

(12)
The shares of Class A common stock shown as beneficially owned by Mr. Hawkins include 48,143 shares of Class A common stock that Mr. Hawkins either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 23, 2020 and 12,640 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 23, 2020.

(13)
The shares of Class A common stock shown as beneficially owned by Mr. Jackson include 176,881 shares of Class A common stock that Mr. Jackson may acquire upon the exercise of vested stock options. Mr. Jackson ceased his service with the Company effective on January 31, 2020 and forfeited his then-outstanding unvested stock options and unvested restricted shares of Class A common stock in accordance with their terms. See note 4 under “Compensation of Executive Officers - Outstanding Equity Awards at End of Fiscal 2020” for information about Mr. Jackson’s vested stock options.

(14)
The shares of Class A common stock shown as beneficially owned by Mr. Pati include 49,916 shares of Class A common stock that Mr. Pati either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 23, 2020 and 12,640 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 23, 2020.

(15)
The shares shown as beneficially owned by all executive officers and directors as a group include 912,578 shares of Class A common stock that directors and executive officers either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 23, 2020, 734,670 restricted shares of Class A common stock granted in the aggregate to the executive officers under the SecureWorks Corp. 2016 Long-Term Incentive Plan which are subject to vesting, 37,920 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 23, 2020 and all of the shares of our outstanding common stock beneficially owned by Mr. Dell. Excluding the shares of our common stock beneficially owned by Mr. Dell, the percentage of shares of Class A common stock beneficially owned by all executive officers and directors as a group is 19.0%, and the percentage of the combined voting power of both classes of our outstanding common stock represented by the shares of Class A common stock beneficially owned by all executive officers and directors as a group is less than 1.0%.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of SecureWorks Corp. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website at investors.secureworks.com in the Governance section under Documents & Charters.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion thereon.
The Audit Committee reports that it has:
•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended January 31, 2020;
•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
•
received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•
based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Mark J. Hawkins, Chair
Pamela Daley
Yagyensh C. (Buno) Pati

ADDITIONAL INFORMATION
Director Nomination Process
Director Qualifications - The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 - Election of Directors - Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Secureworks over time.
Selection and Nomination Process - Whenever a vacancy occurs on the Board of Directors (either because of a newly created director position or a serving director’s death, resignation, retirement, disqualification or removal), and the Board of Directors does not eliminate the vacancy by reducing the size of the Board, the vacancy may be filled by the affirmative vote of the remaining directors then in office. The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, retirement, disqualification or removal. The Nominating and Governance Committee will be responsible for identifying one or more candidates to fill the vacancy, evaluating the candidate’s suitability for service on the Board, and, if the candidate is considered suitable, recommending the candidate to the full Board of Directors for appointment. In addition, the Nominating and Governance Committee is responsible for recommending nominees for election or re-election to the Board at each annual meeting of stockholders.
The Nominating and Governance Committee may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The committee also may engage outside search firms to identify suitable candidates. Mr. Paster, who was elected as a director effective on May 7, 2020, was identified to the Board of Directors as a director candidate by a Board member.
The Nominating and Governance Committee may engage in whatever investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.
In formulating its recommendation of a candidate to the Board of Directors, the Nominating and Governance Committee will consider not only the findings and conclusions of its investigation and evaluation process, but also the current composition of the Board, the attributes and qualifications of serving Board members, additional attributes, capabilities or qualifications that should be represented on the Board of Directors, and whether the candidate could provide those additional attributes, capabilities or qualifications. The committee will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of Board service.
Stockholder Recommendations to the Nominating and Governance Committee - Stockholders of Secureworks may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Nominating and Governance Committee, c/o Board Liaison, SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. If the appropriate information is provided in a timely manner, the Nominating and Governance Committee, in accordance with the policy set forth in our Corporate Governance Principles, generally will consider these candidates in substantially the same manner as it considers other Board candidates.
Stockholder Nominations - Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures set forth in the advance notice provisions of our bylaws. Those procedures are described below under “- Stockholder Proposals for Next Year’s Annual Meeting - Proposal for Consideration at Next Year’s Annual Meeting - Bylaw Provisions.”
Re-Election of Existing Directors - In considering whether to recommend directors who are eligible to stand for re-election, the Nominating and Governance Committee may consider a variety of factors, including a director’s past contributions to the Board of Directors and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles

(including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s non-Secureworks activities.
Stockholder Proposals for Next Year’s Annual Meeting
Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2021 Annual Meeting of Stockholders, or 2021 Annual Meeting, in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8. Further, in accordance with Secureworks’ bylaws, nominations of persons for election to the Board and other stockholder proposals will be eligible for consideration at next year’s annual meeting without inclusion in the proxy materials.
Proposal for Inclusion in Next Year’s Proxy Statement - A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board of Directors) for inclusion in Secureworks’ proxy statement for the 2021 Annual Meeting in accordance with Rule 14a-8 must deliver the proposal to our principal executive offices no later than the close of business on January 12, 2021. Submissions must be delivered to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.
Proposal for Consideration at Next Year’s Annual Meeting
•
Bylaw Provisions - Under our bylaws, a stockholder who desires to present a nomination of persons for election to the Board of Directors or other proposal for consideration at the 2021 Annual Meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal in writing to Corporate Secretary at the address indicated below no later than 5:00 p.m., Eastern Time, on March 20, 2021 and no earlier than February 18, 2021 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Secureworks’ stock transfer records), the number of Secureworks shares owned of record and, if the proposal is being made on behalf of a beneficial owner of our stock, the number of Secureworks shares owned beneficially by such beneficial owner, and a description of any material financial or other interest that the record stockholder or the beneficial owner may have in the proposal. Moreover, any proposal for consideration at the 2021 Annual Meeting, other than the nomination of persons to the Board of Directors, must constitute a proper matter for stockholder action. For additional information about these requirements, see our bylaws, which we have filed with the SEC and which are also available on our website at investors.secureworks.com in the Governance section under Documents & Charters. Proposals must be delivered to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary.
The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.
Voting by the Company’s Proxy Holders on Proposals Presented at Meeting - For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.
Certain Relationships and Related Transactions
For purposes of the following discussion, except as stated otherwise or unless the context indicates otherwise, “Dell Technologies” means Dell Technologies and its subsidiaries (excluding Secureworks and its subsidiaries), “Dell Inc.” means Dell Inc. and its subsidiaries (excluding Secureworks and its subsidiaries) and “Secureworks,” “we” or “us” mean Secureworks and its subsidiaries.

Policies and Procedures with Respect to Transactions with Related Persons
The Nominating and Governance Committee, in accordance with its charter and with a written policy adopted by the Board of Directors, is charged with the responsibility for reviewing and approving or ratifying any related person transactions. Under our policy, a related person transaction is any transaction, arrangement or relationship (1) in an amount exceeding $120,000 in which Secureworks or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and (2) that would be required to be disclosed by Secureworks in its SEC filings in accordance with Item 404. For purposes of the policy, a “related person” is a director (including a director nominee) or executive officer of Secureworks, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.
In determining whether to approve or ratify a related person transaction, the Nominating and Governance Committee is required to consider, among other factors, the following factors:
•	whether the terms are fair to Secureworks or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;
•	whether there are business reasons for Secureworks or its subsidiary to enter into the transaction;
•
whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a member of the Audit Committee or the Compensation Committee); and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.
In addition, the policy provides that the Nominating and Governance Committee may not approve or ratify a related person transaction unless the committee has determined that the transaction is in, or is not inconsistent with, the best interests of Secureworks and its stockholders.
Related persons referred to in the following description of certain transactions include Dell Technologies and Michael S. Dell on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock, and entities in which such persons have an interest. Mr. Dell also serves as the Chairman of our Board of Directors and as the Chairman of the Board and Chief Executive Officer of Dell Technologies. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 23, 2020 by each of these persons.
The agreements and arrangements described below under “- Relationship with Dell Technologies,” as well as some of the other transactions described below, were entered into before April 22, 2016, which was the date on which our Class A common stock was listed on the Nasdaq Global Select Market and the Nominating and Governance Committee composed solely of independent directors was constituted, and before the written policy summarized above became effective. Continuing transactions that were initiated before April 22, 2016 are subject to periodic review by the Nominating and Governance Committee under that policy.
Relationship with Dell Technologies and its Subsidiaries
During the period since we became a subsidiary of Dell Inc. in 2011, Dell Inc. has provided various corporate services to us in the ordinary course of our business, including finance, tax, human resources, legal, insurance, IT, procurement and facilities-related services. Dell Inc. also has provided us with the services of a number of its executives and employees. The costs of these services currently are governed by the shared services agreement between us and Dell Inc. described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Shared Services Agreement.” The total amount of fees we paid for services provided under the shared services agreement was $9.1 million for Fiscal 2020.
As a subsidiary of Dell Technologies, we participate in various commercial arrangements with Dell Inc., under which, for example, we provide information security solutions to Dell Inc. or to third-party clients of Dell Inc. in the United States and some international jurisdictions. Our provision of these solutions is governed by our security services customer master services agreement, or master services agreement, with a subsidiary of Dell Inc. that went into effect on August 1, 2015 and is described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Commercial Agreements - Master Services

Agreement.” Under the master services agreement, we charge for our solutions at a rate that is intended to approximate arm’s-length pricing. Revenues generated by us from the sale of solutions under the master services agreement totaled approximately $27.2 million for Fiscal 2020.
We distribute our solutions through a network of Dell Inc. legal entities in certain of the non-U.S. markets in which we compete and in the United States. In connection with our sale of solutions and hardware to Dell Inc. for its resale to its end-user clients, we have entered into an amended and restated reseller agreement with Dell Inc. that went into effect on August 1, 2015 and is described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Commercial Agreements - Amended and Restated Reseller Agreement.” Revenue generated by us from our sale of solutions and hardware to Dell Inc. for its resale to its end-user clients under the reseller agreement totaled $57.8 million for Fiscal 2020.
On September 7, 2016, Dell Technologies completed its acquisition by merger of EMC Corporation, or EMC, which became a wholly-owned subsidiary of Dell Technologies on that date. We are participants in, or otherwise receive benefits under, a number of transactions and arrangements with EMC. EMC, a company that provides enterprise software and storage, maintains a majority ownership interest in a subsidiary, VMware, Inc., or VMware, which provides cloud and virtualization software and services.
We purchase computer equipment for internal use from Dell Inc. and EMC. We make these purchases at a rate that is intended to approximate arm’s-length pricing. Our purchases of computer equipment from Dell Inc. and EMC totaled $3.1 million for Fiscal 2020.
During Fiscal 2020, we paid Dell Inc., EMC and EMC’s subsidiaries (including VMware) a total of $3.4 million for purchases of annual maintenance services, software licenses, and other hardware systems for internal use.
We recognized revenue of $0.1 million for Fiscal 2020 related to security solutions we provided to RSA Security LLC, or RSA Security, and Pivotal Software, Inc., or Pivotal. Purchases by us from these companies for Fiscal 2020 totaled $0.1 million. On December 30, 2019, VMware completed its acquisition of Pivotal. Before the transaction, Pivotal was a majority-owned subsidiary of Dell Technologies through EMC and VMware. In February 2020, Dell Technologies announced its entry into a definitive agreement to sell RSA Security, one of its subsidiaries, to a consortium of investors.
During Fiscal 2020, VMware acquired Carbon Black Inc., or Carbon Black, a security business with which we had an existing commercial relationship. We purchase solutions from Carbon Black in the ordinary course of our business. From the date of the acquisition of Carbon Black by VMware through the end of Fiscal 2020, the total amount of purchases was $2.2 million.
Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us
In connection with our initial public offering, effective as of August 1, 2015, we entered into certain agreements with Dell Inc., wholly-owned subsidiaries of Dell Inc., and Dell Technologies for the purpose of formalizing our existing and future relationships with these companies after the offering. The terms of these agreements were primarily determined by Dell Inc. and Dell Technologies, and therefore may not be representative of the terms we could obtain on a stand-alone basis or in negotiations with an unaffiliated third party. These agreements include:
•	a shared services agreement;
•	intellectual property agreements;
•	a tax matters agreement;
•	an employee matters agreement;
•	agreements related to real estate matters; and
•	commercial agreements.
The description of the agreements presented below is not complete and is qualified, as applicable, by reference to the specific terms of the agreements, copies of which we have filed with the SEC to the extent required by SEC rules.

Shared Services Agreement - We have entered into a shared services agreement with Dell Inc. under which Dell Inc. provides us with finance, tax, human resources, legal, insurance, IT, procurement and facilities-related services. In addition, we provide various facilities-related services to Dell Inc. employees working out of our leased facilities.
For so long as the shared services agreement is in effect, additional services may be included in the agreement, with the costs, term and level of such additional services to be mutually agreed upon by Dell Inc. and us. If we ask Dell Inc. to provide us with any additional services that Dell Inc. either provided to us before our initial public offering or provides to itself or to any other Dell Inc. subsidiary, the lack of which will have a material effect on the continued operation of our business taken as a whole, Dell Inc. agrees to use commercially reasonable efforts to begin providing the additional services while we and Dell Inc. negotiate the terms of the services.
For the services rendered, we pay fees to Dell Inc. in amounts specified in the shared services agreement. The fees vary with the type of service provided and generally are calculated according to one of the following methodologies:
•	estimated cost to Dell Inc. per annum of providing the service;
•	amount of fees and expenses paid by Dell Inc. for services that Dell Inc. has contracted to be provided by third parties; or
•	amount to be determined at the time services are provided on a project-by-project basis.
We have entered into several amendments to the shared services agreement for the purpose of modifying the amount of fees payable to Dell for specified services. The payments we have made and expect to make pursuant to the shared services agreement are not necessarily indicative of, and it is not practical for us to estimate, the level of expenses we might incur in procuring these services from alternative or third-party sources on an arm’s-length basis.
Intellectual Property Agreements - We have entered into an intellectual property contribution agreement with Dell Inc. and specified subsidiaries of Dell Inc. in which Dell Inc., as of August 1, 2015, assigned us all right, title and interest in certain patents, trademarks, copyrights and domain names that we use in our business that were owned by Dell Inc. entities.
Under a trademark license agreement, Dell Inc. has granted us a non-exclusive, royalty-free worldwide license to use the trademark “DELL,” solely in the form of “SECUREWORKS - A DELL COMPANY,” in connection with our business and products, services and advertising and marketing materials related to our business. Under the agreement, our use of the “DELL” trademark in connection with any product, service or otherwise is subject to Dell Inc.’s prior review and written approval, which may be revoked at any time. We must immediately cease use of the licensed trademark generally or in connection with any product, services or materials upon Dell Inc.’s written request. The agreement is terminable at will by either party, and we must cease all use of the “DELL” trademark upon any such termination.
Tax Matters Agreement - We have entered into a tax matters agreement with Dell Technologies with an effective date of August 1, 2015. The tax matters agreement governs the respective rights, responsibilities and obligations of Dell Technologies and us with respect to tax liabilities and benefits, tax attributes, tax contests, and other matters regarding income taxes, non-income taxes and related tax returns.
In general, under the tax matters agreement:
•
Dell Technologies generally is responsible for any U.S. federal income taxes of the Dell Technologies affiliated group for U.S. federal income tax purposes of which Dell Technologies is the common parent. For tax periods, or portions thereof, beginning after the effective date of the tax matters agreement in which we or one of our subsidiaries are included in such a group, we are responsible for our portion of such income tax liability (with certain technical adjustments) as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period.

•
Dell Technologies generally is responsible for any U.S. state or local income taxes reportable on a consolidated, combined or unitary return that includes Dell Technologies entities other than us or our subsidiaries, on the one hand, and us or one of our subsidiaries, on the other hand. For tax periods, or portions thereof, beginning after the effective date of the tax matters agreement in which we or one of our subsidiaries are included in such a group, we are responsible for our portion of such income tax liability (with certain technical adjustments) as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period.

•
Dell Technologies is responsible for any U.S. state or local income taxes reportable on returns that include only Dell Technologies entities other than us or our subsidiaries, and we are responsible for any U.S. state or local income taxes filed on returns that include only us and our subsidiaries.

•	Dell Technologies is responsible for any non-U.S. income taxes of Dell Technologies entities other than us, and we are responsible for any non-U.S. income taxes of us and our subsidiaries.
•	We and Dell Technologies each are responsible for any non-income taxes attributable to our respective businesses for all periods, with specified exceptions.
•	Dell Technologies will reimburse us for any amounts by which our tax assets reduce the amount of tax liability owed by the Dell group on an unconsolidated basis.
Without the prior written consent of Dell Technologies, we may not issue any capital stock, issue any instrument that is convertible, exercisable or exchangeable into any of our capital stock or which may be deemed to be equity for tax purposes, or take any other action that would be reasonably expected to cause Dell Technologies to beneficially own capital stock in us that, on a fully diluted basis, does not constitute “control” within the meaning of Section 368(c) of the Internal Revenue Code or cause a deconsolidation of us with respect to the Dell Technologies consolidated group.
We are required to indemnify Dell Technologies for any breach by us of the tax matters agreement (including any breach of our obligation not to cause Dell Technologies to lose “control” within the meaning of Section 368(c) of the Internal Revenue Code or cause a deconsolidation). Dell Technologies is required to indemnify us for any breach by Dell Technologies of the tax matters agreement.
Agreements Related to Real Estate Matters - To comply with regulatory requirements in India, we have entered into a separate lease with Dell Technologies that governs the terms under which we may use the space we share, and will continue to share, with Dell Technologies in a property in that jurisdiction. Payments to Dell Technologies under the lease totaled $55,565 for Fiscal 2020.
Dell Inc. has entered into a guaranty in favor of the landlord under the office lease for our headquarters in Atlanta, Georgia, in which it has agreed to guarantee unconditionally the full and prompt payment and performance of our obligations to the landlord under the lease and any related documents or instruments.
Commercial Agreements - We have entered into the following agreements with respect to existing, ongoing and future commercial arrangements either with Dell Inc. or with clients with which we have contracted to provide solutions through Dell Inc.
Master Services Agreement. Since the date of our acquisition by Dell Inc. in 2011, we have provided information security solutions from time to time either directly to Dell Inc. or to a Dell Inc. subsidiary, or on Dell Inc.’s behalf to third-party clients with which Dell Inc. has entered into commercial agreements. We have entered into a master services agreement with a subsidiary of Dell Inc. that formalizes the process and terms under which Dell Inc. purchases information security solutions from us, together with related hardware. The master services agreement governs our provision of these solutions directly to Dell Inc. and Dell Inc.’s subsidiaries as a client, as well as any new engagements in which we provide complex, bundled services and related hardware to third parties on Dell Inc.’s behalf. The type of managed security solutions to be provided to Dell Inc. is specified in the applicable service order executed or submitted by Dell Inc. under the master services agreement from time to time, and is priced at a discount to list price. The amount and pricing for any consulting solutions to be provided under the agreement is set forth in the applicable statement of work.

The term of the master services agreement will continue until all service orders or statements of work have expired or been terminated. Either party may terminate the master services agreement or any service order or statement of work in the event of a material breach by the other party that is not cured within 30 days’ written notice thereof.
Amended and Restated Master Commercial Customer Agreement. We procure certain hardware, software and services from Dell Inc. from time to time. We have entered into an amended and restated master commercial customer agreement, as amended, effective August 1, 2015, with a subsidiary of Dell Inc. (for itself, Dell Inc., and all of Dell Inc.’s wholly-owned subsidiaries, other than specified subsidiaries, including VMware, Inc., Pivotal Software, Inc. and Boomi, Inc.) that formalizes the process and terms on which we purchase hardware, software and services. The type and amount of any hardware, software or services that we purchase is specified in the applicable service schedule or purchase order executed or submitted by us under the master commercial customer agreement from time to time, and is priced either at a discount to list price or at a margin above the Dell Inc. subsidiary’s cost as specified in the agreement. The pricing terms are generally consistent with the pricing terms Dell Inc. offers to select corporate customers.
Amended and Restated Reseller Agreement. We presently distribute our solutions through a network of Dell Inc. legal entities in certain of the non-U.S. markets in which we compete. We have established our own wholly-owned subsidiaries in some of our key non-U.S. markets, and will continue to do so. With respect to all other non-U.S. markets, however, we have entered into an amended and restated reseller agreement with Dell Inc. under which the Dell Inc. legal entities located in the applicable jurisdictions will continue to distribute our solutions. We also use the reseller agreement to distribute our solutions to public and/or educational institutions located within the United States. In connection with our sale of solutions and hardware to Dell Inc. for resale by Dell Inc. subsidiaries to their end-user clients, we will invoice Dell Inc. an amount equal to Dell Inc.’s reseller-related revenues less a discount. We act as the primary point of contact for clients obtained through the reseller agreement with respect to questions regarding any installation services performed by us, as well as with respect to ongoing maintenance and support for the solutions.
We have entered into a letter agreement with Dell Inc. that applies to existing agreements between us and Dell Inc. under which either we provide information security solutions and related hardware to a third-party client on Dell Inc.’s behalf or Dell Inc. acts as a reseller of our solutions. The letter agreement provides that we will continue to provide our solutions and related hardware, and Dell Inc. will continue to act as reseller, in accordance with the terms and conditions of our existing agreements with Dell Inc. The pricing terms of existing information security solutions agreements have been revised to reflect the discount to list price specified in the master services agreement. In addition, we have entered into several amendments to the reseller agreement with Dell Inc. for purposes of, among other matters, (1) clarifying the parties’ understandings with respect to Dell Inc.’s resales of specified products and services of each of Secureworks and CrowdStrike, Inc., an unaffiliated vendor, (2) clarifying the parties’ understandings with respect to resales to end user clients that are public and/or educational institutions in the United States and (3) providing for the marketing and sale by Dell Inc. of our cloud-enabled security services to clients and distributors of Dell Inc.
Revolving Credit Facility
On November 2, 2015, SecureWorks, Inc., our wholly-owned subsidiary, entered into a revolving credit agreement with a subsidiary of Dell Inc. under which we obtained a $30 million senior unsecured revolving credit facility available for a one-year term beginning on April 21, 2016. Effective as of March 26, 2020, the revolving credit agreement, as previously amended and restated, was further amended and restated to extend the maturity date to March 26, 2021 and to decrease the annual rate at which interest accrues. Under the facility, up to $30 million principal amount of borrowings may be outstanding at any time. The maximum amount of borrowings may be increased by up to an additional $30 million by mutual agreement. The proceeds from loans made under the facility will be used for general corporate purposes. The facility is not guaranteed by us or any of our subsidiaries. Each loan made under the revolving credit facility, as most recently amended and restated, will accrue interest at an annual rate equal to the applicable London interbank offered rate plus 1.30%. No amounts were borrowed under the credit facility during Fiscal 2020.

Other Transactions with Related Persons
DFI Resources, LLC, an entity affiliated with Mr. Dell, purchases services from us in the ordinary course of our business. DFI Resources, LLC (individually and on behalf of the Michael & Susan Dell Foundation) paid us approximately $0.2 million for such services in Fiscal 2020.
Code of Ethics for Senior Financial Officers
Secureworks maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct described below. Secureworks will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on its website at investors.secureworks.com in the Governance section in the circumstances and within the time period required under SEC rules.
In addition, Secureworks maintains a Code of Conduct (entitled “How We Win”) that is applicable to all of our employees and officers worldwide and to our Board of Directors. The Code of Conduct contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code. A copy of the Code of Conduct is posted on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters.
Stockholders Sharing the Same Last Name and Address
Only one copy of the proxy statement and annual report to stockholders or Notice of Internet Availability of Proxy Materials for the Annual Meeting is being sent to stockholders who share the same last name and address, unless they have notified Secureworks that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.
If you received a householded mailing this year and would like to receive a separate copy of the proxy materials, Secureworks will deliver a copy promptly upon your oral or written request made to Secureworks in one of the following ways:
•	E-mail Secureworks’ Investor Relations department at investorrelations@secureworks.com
•	Send your request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328
•	Call Secureworks’ Investor Relations department at (404) 639-9191
You also may download a copy of any of these materials on our website at investors.secureworks.com and at www.proxyvote.com.
To opt out of householding for future distributions of proxy materials, you may notify Secureworks using the contacts for the Investor Relations department provided above.
If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Secureworks of your preference using the contacts for the Investor Relations department provided above.
Householding by banks, brokerage firms or other nominees is limited to accounts within the same brokerage firm or other nominee. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Secureworks stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K
This proxy statement is accompanied by our Annual Report on Form 10-K for Fiscal 2020, which is our annual report to stockholders for the fiscal year. The Annual Report on Form 10-K is available without exhibits at investors.secureworks.com and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain, free of charge, a printed version of the Annual Report on Form 10-K without exhibits upon request to Secureworks in one of the following ways:
•	E-mail Secureworks’ Investor Relations department at investorrelations@secureworks.com
•	Send your request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328
•	Call Secureworks’ Investor Relations department at (404) 639-9191
Other Matters
To the extent that this proxy statement is incorporated by reference into any filing by Secureworks under the Securities Act of 1933 or under the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee,” to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such section will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
Except as stated otherwise, all website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Secureworks website) identified in this proxy statement or any accompanying materials is not a part of, and is not incorporated by reference into, this proxy statement.

May 8, 2020
Dear Secureworks Stakeholder:
Now, more than ever, the world needs security. As I write this letter, the world continues to adapt to the realities of the COVID-19 pandemic. New ways of living, working, and doing business are a large part of our new normal. And as technology keeps us connected and drives business continuity around the globe, security is more critical than ever. Without security, our future is at risk.
What Role Does Secureworks Play in Today’s World?
When I think about the role of Secureworks in the world today, one word comes to mind: essential. There’s a lot of discussion currently about essential functions, businesses and roles. We secure the technology that makes human progress possible. With so much uncertainty, the world needs the assurance of security. We secure hospitals. We secure schools. We secure government departments. We secure global corporations. We secure small businesses in your community. As more people work remotely, there is an increased focus on security across an organization’s expanded ecosystem.
The entire Secureworks team is driven by our purpose. For more than 20 years, we have been in business to secure human progress by outpacing and outmaneuvering adversaries. Today, there are more opportunities for adversaries to take advantage of fear, uncertainty and the expanding attack surface of each organization.
But as I write this annual message to you, our key stakeholders—our investors, customers, teammates and the communities in which we live and work—I want to assure you that although the current global backdrop and much of our daily life is uncertain, our company’s commitment to the health and safety of our teammates, our customers and our local communities has never been stronger.
We are using the Secureworks Advantage—the power of the best and brightest minds in cybersecurity coupled with flexible and innovative technology—to fulfill our purpose and keep our customers secure. We know the world is a better, safer place because of the work we do, and I want you to feel confident in that as well.
Delivering Results in Fiscal 2020
Fiscal 2020 was a good year. We saw improvement in our operating leverage and, notwithstanding our GAAP net losses, delivered positive adjusted EBITDA each quarter for the first time as a public company (now reaching seven consecutive quarters of positive adjusted EBITDA) and generated record cash flow from operations of $79 million, more than seven times our adjusted EBITDA for full year fiscal 2020. Leveraging our $553 million revenue base, we maintained our strong financial position while investing in innovative security solutions and evolving our go-to-market efforts.
We deploy a wide range of capabilities and strategies to serve our customers and secure their organizations. IT environments are becoming more complex as more people work from home. Risk and compliance environments continue to evolve, with the development and expansion of information security, cybersecurity, and data privacy laws. Adversaries are relentlessly adjusting their tactics, techniques, and procedures, while a talent shortage in the cybersecurity industry persists. Customers are looking to reduce the complexity of their cybersecurity vendor landscape, rationalize tools, and integrate platforms. We continue to invest, expand, evolve and grow our product, platform and services portfolio to ensure that we have relevant offerings to meet our customers’ needs, wherever they are in their security journey.
In fiscal 2020, we introduced our first Software-as-a-Service (SaaS) offering, Red Cloak™ Threat Detection and Response (TDR), and backed it with world-class talent from our Counter Threat Unit™, incident response teams, and global security operations centers. We followed up with our Managed Detection and Response (MDR) solution, to help customers who need software-enabled hunting, detection and response capabilities.
The best way we keep our customers protected is to bring together the right partners, the most talented people, and leading-edge cloud-native technology in ways that meet the specific needs of our customers and secure the human progress that technology and innovation make possible.
1

Last year, I told you how we leveraged our relationships with our Dell Technologies family to launch Dell SafeGuard and Response. During fiscal 2020, we saw that offering gain momentum, adding another important element to the deep security community partnerships and vendor inclusive framework we’ve long maintained at Secureworks.
Fiscal 2021 and Beyond
In fiscal 2021, we are focused on performance and execution. Global macroeconomic trends, international trade and tariffs, IT spending environment, as well as elections and pandemics, might bring new and unusual challenges. However, we have built a flexible and dynamic business model and—as we have demonstrated before—we will continue to adjust accordingly, as we invest in our transformation to a software-driven security company.
Sales enablement continues to be a significant focus for us. We have great software products, services, and solutions. Our Counter Threat Unit, security operations centers and incident response teams are world-class. To achieve our full potential, we are committed to equipping our front-line team with the tools and information that they need to outmaneuver and outpace the adversaries and provide our customers excellent value. We also continue to focus on building our channel partnerships, enabling more customers around the world to access our industry-leading solutions. In addition, we continue to look for additional connection points within the Dell Technologies family to be part of an end-to-end solution that provides value and exceeds customer expectations.
Cybersecurity is an essential cornerstone of technology enablement. For over two decades, we have been solely focused on helping protect organizations in a collaborative vendor-inclusive way. We bring value to our customers through our cloud-native technology, world class security experts, 20-years of historical attack data, and analytics that leverage advanced data science techniques to secure customer environments by preventing attacks, detecting those that can’t be prevented, responding rapidly and appropriately, and predicting where the threat actors are going next.
Secureworks is—first and foremost—a security company that provides world-class solutions powered by software and leading-edge knowledge of the threat landscape.
We are the unique, highly advantaged security partner that organizations across the world need.
On behalf of the entire Secureworks team, allow me to say thank you for the trust you place in our company. Every day, we come to work ready to outpace and outmaneuver adversaries because we believe in you. Our purpose to secure human progress is achieved when you achieve your purpose. Thank you for trusting us as a valued partner in your journey.
Michael R. Cote
Chief Executive Officer
Special Note Regarding Forward-Looking Statements
This letter contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements in this letter include statements related to our operations, results of operations, product and service offerings and other matters that are based on our current expectations, estimates, assumptions and projections. In some cases, words such as “will,” “plan,” “believe” and similar expressions are used to identify these forward-looking statements. Secureworks’ expectations expressed or implied in these forward-looking statements may not turn out to be correct. Secureworks’ actual results could be materially different from our expectations because of various risks and uncertainties including, but not limited to, competitive uncertainties and general economic and business conditions in Secureworks' markets as well as the other risks and uncertainties that are described in Secureworks' periodic and current reports and other filings with the Securities and Exchange Commission, which are available for review through the Securities and Exchange Commission's website at www.sec.gov. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or our expectations, the occurrence of unanticipated events, or otherwise.
2

Non-GAAP Financial Measures
This letter contains information about the Company’s adjusted EBITDA, which is a non-GAAP financial measure provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of the foregoing non-GAAP financial measure to the most directly comparable GAAP financial measure is provided below.
Twelve Months Ended
January 31, 2020
(in thousands)
GAAP net loss	$(31,666)
Interest and other, net	(850)
Income tax expense (benefit)	(19,658)
Depreciation and amortization	42,932
Stock-based compensation expense	19,548
Adjusted EBITDA	$10,306
3

     Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners)  Date          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  D04075-P38021        For Against Abstain            For Withhold For All To withhold authority to vote for any individualAll All Except nominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.  SECUREWORKS CORP.ONE CONCOURSE PARKWAY NE, SUITE 500 ATLANTA, GEORGIA 30328  For address changes and/or comments, please check this box and write them on the back where indicated.  NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.  To be elected for terms expiring at the 2023 Annual Meeting of Stockholders:Michael R. CoteYagyensh C. (Buno) Pati  SECUREWORKS CORP.The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:1. Election of two Class I DirectorsNominees:  The Board of Directors recommends that you vote FOR Proposal 2:  2. Ratification of the appointment of PricewaterhouseCoopers LLP as SecureWorks Corp.'s independent registered public accounting firm for fiscal year ending January 29, 2021NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.  SUBMIT YOUR PROXY BY INTERNETGo to www.proxyvote.comUse the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, June 17, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).  SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time on Wednesday, June 17, 2020. Have your proxy card in hand when you call and then follow the instructions.SUBMIT YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ATTEND THE MEETING AND VOTE BY INTERNETGo to www.virtualshareholdermeeting.com/SCWX2020You may attend the Meeting on Thursday, June 18, 2020, at 11:00 a.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/SCWX2020 and vote at the Meeting using the 16-digit control number provided.  ☑

 D04076-P38021  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 18, 2020:The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at investors.secureworks.com and www.proxyvote.com.  CLASS A COMMON STOCK PROXYSecureWorks Corp.Annual Meeting of Stockholders June 18, 2020, 11:00 a.m. Eastern TimeTo be held at www.virtualshareholdermeeting.com/SCWX2020THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECUREWORKS CORP.The undersigned hereby appoints Michael R. Cote and George B. Hanna, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of SecureWorks Corp. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 18, 2020 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.  Address Changes/Comments:     (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)(Continued and to be marked, dated and signed, on the other side)

     Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners)  Date          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  D04077-P38021        For Against Abstain            For Withhold For All To withhold authority to vote for any individualAll All Except nominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.  SECUREWORKS CORP.ONE CONCOURSE PARKWAY NE, SUITE 500 ATLANTA, GEORGIA 30328  For address changes and/or comments, please check this box and write them on the back where indicated.  NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.  To be elected for terms expiring at the 2023 Annual Meeting of Stockholders:Michael R. CoteYagyensh C. (Buno) Pati  SECUREWORKS CORP.The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:1. Election of two Class I DirectorsNominees:  The Board of Directors recommends that you vote FOR Proposal 2:  2. Ratification of the appointment of PricewaterhouseCoopers LLP as SecureWorks Corp.'s independent registered public accounting firm for fiscal year ending January 29, 2021NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.  SUBMIT YOUR PROXY BY INTERNETGo to www.proxyvote.comUse the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, June 17, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).  SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time on Wednesday, June 17, 2020. Have your proxy card in hand when you call and then follow the instructions.SUBMIT YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ATTEND THE MEETING AND VOTE BY INTERNETGo to www.virtualshareholdermeeting.com/SCWX2020You may attend the Meeting on Thursday, June 18, 2020, at 11:00 a.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/SCWX2020 and vote at the Meeting using the 16-digit control number provided.  ☑

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 18, 2020:The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at investors.secureworks.com and www.proxyvote.com.  D04078-P38021CLASS B COMMON STOCK PROXYSecureWorks Corp.Annual Meeting of Stockholders June 18, 2020, 11:00 a.m. Eastern TimeTo be held at www.virtualshareholdermeeting.com/SCWX2020THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECUREWORKS CORP.The undersigned hereby appoints Michael R. Cote and George B. Hanna, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of SecureWorks Corp. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 18, 2020 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.  Address Changes/Comments:     (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)(Continued and to be marked, dated and signed, on the other side)